                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[X] Preliminary proxy statement                     [ ] Confidential, for use of
[ ] Definitive proxy statement                          the Commission only
[ ] Definitive additional materials                     (as permitted by Rule
[ ] Soliciting material pursuant to Rule 14a-12         14a-6(e)(2))

                                 LIFEPOINT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                                 LIFEPOINT, INC.
                            1205 SOUTH DUPONT STREET
                                ONTARIO, CA 91761

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
LifePoint, Inc.

         The Annual Meeting of Stockholders of LifePoint, Inc. (the "Company") will be held at the Ayres Suites Hotel located at 1945 East Holt Blvd, Ontario, California 91764, on Wednesday, January 14, 2004 at 2:00 p.m. Pacific Standard Time (the "Annual Meeting"), for the following purposes:

1. To elect (a) one Class A Director to serve for a term of one year in his class and until his successor is duly elected and qualified and (b) two Class C Directors, each to serve for a term of three years in his or her class and until his or her successor is duly elected and qualified.

2. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation increasing the total number of shares of the Company's common stock, $.001 par value per share (the "Common Stock"), authorized for issuance by 100,000,000 shares, so that the total number of shares of Common Stock authorized for issuance will be 350,000,000 shares.

3. To approve the adoption of the Company's 2003 Incentive Award Plan which provides for 10,000,000 shares of Common Stock to be authorized for issuance thereunder.

4. To ratify the appointment of Singer Lewak Greenbaum & Goldstein as independent auditors of the Company for the fiscal year ending March 31, 2004.

5. To transact such other business as may come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on Friday, December 12, 2003 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. THE PROXY MAY BE REVOKED IN WRITING PRIOR TO THE ANNUAL MEETING OR, IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                                              By Order of the Board of Directors

                                              Donald W. Rutherford
                                              Secretary

December 5, 2003

                                 LIFEPOINT, INC.
                            1205 SOUTH DUPONT STREET
                                ONTARIO, CA 91761

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 14, 2004

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of LifePoint, Inc. (the "Company") of proxies to be voted at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, January 14, 2004, or at any adjournment thereof. The purposes for which the Annual Meeting is to be held are set forth in the preceding Notice of Annual Meeting. This Proxy Statement and the enclosed form of proxy are first being mailed on or about December 18, 2003, to holders of record of the Company's Common Stock, par value $.001 per share (the "Common Stock"), and the Company's Series D Convertible Preferred Stock, par value $.001 per share (the "Series D Preferred Stock"), as of the close of business on Friday, December 12, 2003 (the "Record Date"), which has been fixed as the Record Date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting.

                                  VOTING RIGHTS

         Only holders of record of Common Stock and Series D Preferred Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. On the Record Date, December 12, 2003, 43,289,659 shares of the Common Stock were issued, outstanding and entitled to vote. Each holder of Common Stock of record is entitled to cast, in person or by proxy, one vote for each share of the Common Stock held by such stockholder as of the close of business on the Record Date. On the Record Date, 11,813 shares of the Series D Preferred Stock were issued, outstanding and entitled to vote. Each holder of Series D Preferred Stock of record is entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder's shares of Series D Preferred Stock could be converted; provided, however, no holder of Series D Preferred Stock is entitled to convert any shares of Series D Preferred Stock into Common Stock if it would result in such holder or any of its affiliates together beneficially owning more than 4.99% of the outstanding shares of Common Stock, except with respect to the General Conference Corporation of Seventh-day Adventists, Jonathan J. Pallin and St. Cloud Investments Ltd., who previously waived this limitation prior to it becoming binding upon them. As such, the holders of Series D Preferred Stock will be entitled to cast, in person or by proxy, an aggregate of 28,088,407 votes as of the close of business on the Record Date.

         A plurality of the votes cast of the holders of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting shall be necessary to elect the nominated directors (i.e., Proposal One). The affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting shall be necessary to approve the amendment to the Company's Amended and Restated Certificate of Incorporation (i.e., Proposal
Two). The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting shall be necessary to approve the adoption of the Company's 2003 Incentive Award Plan and the selection of the independent auditors (i.e., Proposals Three and Four).

         A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for the purpose of determining a quorum. With respect to Proposal Two, abstentions and broker non-votes will have the same effect as negative votes. With respect to Proposals Three and Four, abstentions and broker non-votes will not be counted as a vote for or against these Proposals.

         Proxies will be voted as indicated in this Proxy Statement and the enclosed proxy. Shares presented by properly executed proxies, if received in time, will be voted in accordance with any specifications made therein. A proxy may be revoked by delivering a written notice of revocation to the Company (Attention: Donald W. Rutherford, Secretary) at its principal executive office or in person at the Annual Meeting, or by a subsequently dated proxy, at any time prior to the voting thereof. Attendance at the Annual Meeting will not, by itself, revoke a proxy. The principal executive office of the Company is located at 1205 South Dupont Street, Ontario, CA 91761.

          Rules 576 and 577 of the American Stock Exchange (the "AMEX"), on which exchange the Common Stock has been traded since April 19, 2000, permit a member firm to vote for each of the four proposals submitted to the stockholders for a vote if the member firm holds the shares of the Common Stock for a beneficial owner and receives no instructions to the contrary by the tenth day before the Annual Meeting, provided that the beneficial owner has received the proxy material at least 15 days before the Annual Meeting.

         Rules 451 and 452 of the New York Stock Exchange, Inc. (the "NYSE") permit a member firm to vote for each of the four proposals submitted to the stockholders for a vote if the member firm holds the shares of the Common Stock for a beneficial owner and receives no instructions to the contrary by the tenth day before the Annual Meeting. In the event of a conflict between the AMEX and the NYSE Rules in their application to the Company, the AMEX Rules will govern the member firm.

         The Company, nevertheless, urges each beneficial owner to instruct the member firm which holds of record the stockholder's shares of the Common Stock to vote in favor of the four proposals submitted to the stockholders for a vote.

         A stockholder shall have no right to receive payment for his, her or its shares as a result of stockholders' approval of any proposal in the Notice of Annual Meeting.

         Each of the persons who has served as a director or as an executive officer of the Company since April 1, 2002 (i.e., the beginning of the last fiscal year of the Company), including the persons nominated for election as Class A and Class C Directors at the Annual Meeting, has no substantial interest, direct or indirect, by security holdings or otherwise, in any of the proposals submitted to a vote at the Annual Meeting (as described in the seventh preceding paragraph), other than, if he or she is the nominee for election as a Class A or Class C Director, in the election of himself or herself as a Class A or Class C Director (i.e., Proposal One), and in the award of stock options and restricted stock grants pursuant to the 2003 Incentive Award Plan (i.e., Proposal Three).

PROPOSAL ONE: ELECTION OF ONE CLASS A DIRECTOR AND TWO CLASS C DIRECTORS

BACKGROUND AND COMPOSITION OF THE BOARD OF DIRECTORS

         At the Annual Meeting of Stockholders held on August 25, 2000, the stockholders approved, and the Company subsequently filed, an Amendment to the then Restated Certificate of Incorporation of the Company (1) which provided for the election of directors by classes and (2) which fixed the number of directors at not less than three nor more than nine. In addition, at such meeting the stockholders elected (1) Peter S. Gold as the Class A Director to serve for one year (i.e., until the Annual Meeting of Stockholders in 2001) and until his successor was duly elected and qualified; (2) each of Paul Sandler and Stan Yakatan as a Class B Director to serve for two years (i.e., until the Annual Meeting of Stockholders in 2002) and until his successor was duly elected and qualified; and (3) each of Charles J. Casamento and Linda H. Masterson as a Class C Director to serve for three years (i.e., until the Annual Meeting of Stockholders in 2003) and until his or her successor was duly elected and qualified.

         At the Annual Meeting of Stockholders held on September 7, 2001, Mr. Gold was re-elected as a Class A Director to serve for three years (i.e., until the Annual Meeting of Stockholders in 2004) and until his successor was duly elected and qualified. On July 9, 2002, the Board increased the number of directors from five to six and elected Roger G. Stoll to fill the vacancy created by such increase. As required by the Company's then Restated Certificate of Incorporation, Dr. Stoll was elected to serve only until Annual Meeting of Stockholders in 2002. At the Annual Meeting of Stockholders held on November 12, 2002, Dr. Stoll was elected as a Class A Director to serve for two years (i.e., until the Annual Meeting of Stockholders in 2004) and until his successor was duly elected and qualified. Also at the Annual Meeting of Stockholders held on November 12, 2002, Messrs. Sandler and Yakatan were re-elected as Class B Directors to serve for three years (i.e., until the Annual Meeting of Stockholders in 2005) and until his successor was duly elected and qualified.

         In June 2003 in connection with the Company's private placement of Series D Convertible Preferred Stock, the Company agreed to allow one of the investors, New England Partners, to appoint a representative to serve on its Board of Directors for one full term. New England Partners designated Nuno Brandolini as its representative. Accordingly, in September 2003, the Board increased the number of directors from six to seven and elected Nuno Brandolini to fill the vacancy created by such increase. As required by the Company's Amended and Restated Certificate of Incorporation, Mr. Brandolini was elected to serve only until this Annual Meeting and until his successor is duly elected and qualified.

         In October 2003, Mr. Casamento notified the Board of Directors of his intention to not stand for re-election as a Class C Director at the upcoming Annual Meeting. Also in October 2003, Dr. Stoll resigned from the Board, effective with the addition of a new Director to replace him. Both Dr. Stoll and Mr. Casamento are CEO's of public companies, whose directors had requested that they resign from all other outside boards. Following both departures, in December 2003, the Board decreased the number of directors from seven to six and elected M. Richard Wadley to fill the one remaining vacancy created by such departures. As required by the Company's Amended and Restated Certificate of Incorporation, Mr. Wadley was elected to serve only until this Annual Meeting and until his successor is duly elected and qualified.

NOMINEES FOR ELECTION AS CLASS A DIRECTOR AND CLASS C DIRECTORS

         The Board has nominated Mr. Wadley to be elected as a Class A Director, such electee to join Mr. Gold in such Class, to serve until the Annual Meeting of Stockholders in 2004 and until his successor is duly elected and qualified.

         The Board has nominated Ms. Masterson and Mr. Brandolini to be elected as Class C Directors to serve until the Annual Meeting of Stockholders in 2006 and until his or her successor is duly elected and qualified.

         Proxies received in response to this solicitation, unless specified otherwise, will be voted in favor of M. Richard Wadley as the Board's nominee for election as a Class A Director and Linda H. Masterson and Nuno Brandolini as the Board's nominees for election as the Class C Directors. Mr. Wadley is currently serving as a Class A Director of the Company and Ms. Masterson and Mr. Brandolini are currently serving as Class C Directors of the Company.

         If any of Ms. Masterson, Mr. Wadley or Mr. Brandolini should not be available for election as contemplated, the management proxy holders will vote for a substitute designated by the current Board of Directors. In no event will proxies be voted for more than one nominee for Class A Director or two nominees for Class C Directors.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH OF
            THE NAMED NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY.

         The following table sets forth certain information, as of the Record Date, concerning the Board's nominees for election as a Class A Director and the Class C Directors of the Company and with respect to the three directors continuing in office. The information as to age has been furnished to the Company by the individual named. For information as to the shares of the Common Stock beneficially owned by the nominees and each director continuing in office, see the table under the caption "Security Ownership of Certain Beneficial Holders and Management" elsewhere in this Proxy Statement.


                                           YEAR FIRST                                                 TERM
NAME OF NOMINEE                            ELECTED        POSITION AND OFFICES                        TO
OR DIRECTOR                       AGE      DIRECTOR       WITH THE COMPANY                CLASS       EXPIRE
-----------                       ---      --------       ----------------                -----       ------
(1) Nominees:

M. Richard Wadley                          2003           Director                          A          2004

Linda H. Masterson                52       1996           President, Chief Executive        C          2006
                                                          Officer and Director

Nuno Brandolini                   50       2003           Director                          C          2006

(2) Directors Continuing in office:

Peter S. Gold                     79       1997           Director                          A          2004

Paul Sandler                      62       1997           Director                          B          2005

Stan Yakatan                      59       2000           Chairman                          B          2005
___________________

FAMILY RELATIONSHIPS OF DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

         There are no family relationships among the directors (including the nominees for election as the Class C Directors) and the executive officers of the Company.

BUSINESS HISTORY OF DIRECTORS

(1) Nominee for re-election as a Class A Director

         M. Richard Wadley was first elected as a director of the Company in December 2003. Since 1999, Mr. Wadley has served as the Chief Executive Officer of the Bayshore Group, a management and marketing consulting group focusing on building businesses through effective strategic planning, marketing and operational improvements, merger, acquisition, divestiture, and equity capital generation. From 1993 to 1999, Mr. Wadley was the Chairman and Chief Executive Officer of T-Chem Products, Inc., a leading private label cleaning products company serving major retailers in the Western U.S. He currently serves on the boards of private companies Legacy Interactive Inc. and Funosophy Inc. Mr. Wadley has a B.S. in Business Management from Brigham Young University and an M.B.A. from Northwestern University.

(2) Nominees for re-election as the Class C Directors

         Linda H. Masterson has over 30 years' industry experience, over 20 years' experience in marketing, sales and business development in the medical diagnostics, healthcare and biotechnology fields and extensive experience as a senior manager. On May 31, 1996, she was elected a director of the Company and, on July 31, 1996, she was named the President and the Chief Operating Officer of the Company. On May 23, 1997, she became the Chief Executive Officer of the Company (formally designated as such on May 26, 1997). On June 16, 2000, she was elected as Chairman of the Board of the Company, a position she held until August 4, 2003. From May 1994 until May 1996 when she became an employee of the then parent of the Company, she was employed as the Executive Vice President of Cholestech, Inc., a start-up diagnostic company, for which she developed and restructured a business strategy. In November 1993, Ms. Masterson founded Masterson & Associates, a company of which she was the President and owner until she joined Cholestech, Inc., which was engaged in the business of providing advice to start-up companies, including the preparation of technology and market assessments and the preparation of strategic business plans for biotech, medical device, pharmaceutical and software applications companies. From April 1992 to November 1993, Ms. Masterson was employed as the Vice President of Marketing and Sales of BioStar, Inc., a start-up biotech company focused on the commercialization of a new detection technology applicable to both immunoassay and hybridization based systems. From 1989 to 1992, she was employed as the Senior Vice President of Marketing, Sales and Business Development by Gen-Probe, Inc., a specialized genetic probe biotechnology company focused on infectious diseases, cancer and therapeutics. Prior to 1989, Ms. Masterson was employed for 12 years in various domestic and international marketing and sales positions at Johnson & Johnson, Inc., Baxter International Inc. and Warner-Lambert Company. Ms. Masterson has a B.S. in Medical Technology from the University of Rhode Island and an M.S. in Microbiology/ Biochemistry from the University of Maryland and attended the Executive Advanced Management Program at the Wharton School of Business at the University of Pennsylvania.

         Since 1995, Nuno Brandolini has served as Chairman and Chief Executive Officer of Scorpion Holdings, Inc. Prior to forming Scorpion Holdings, Mr. Brandolini served as Managing Director of Rosecliff, Inc., a leveraged buyout fund co-founded by Mr. Brandolini in 1993. Before joining Rosecliff, Mr. Brandolini was a Vice President at Salomon Brothers, Inc., where he was an investment banker involved in mergers and acquisitions in the Financial Entrepreneurial Group. Mr. Brandolini has also worked for Lazard Freres in New York and was President of the Baltheus Group, a merchant banking firm, and Executive Vice President of Logic Capital Corp., a venture capital firm. He currently serves on the boards of private and public companies such as Arabella, Pac Pizza LLC, Cheniere Energy, Inc., The Original San Francisco Toymakers and WalkAbout Computers. Mr. Brandolini was awarded a law degree by the University of Paris and received an M.B.A. from the Wharton School.

(3) Directors continuing in office

         Peter S. Gold was first elected as a director of the Company on December 5, 1997. He retired in 1990 as the Chairman and the Chief Executive Officer of Price Pfister, Inc., the largest manufacturer of faucets in the world. Mr. Gold did a leveraged buyout and purchased Price Pfister in 1983. He subsequently took the company public in 1987 and sold it in 1988. Price Pfister is now owned by The Black & Decker Corporation. Mr. Gold is a Director Emeritus of The Home Depot, Inc. Mr. Gold is the Chairman of the Board of Trustees of Pitzer College (Claremont College), Claremont, California, and a member of the Board of Trustees of the City of Hope. Mr. Gold received a Doctor of Humane Letters from Pitzer College, Claremont, California, and received a law degree at Southwestern University, Los Angeles, California.

         Paul Sandler was first elected as a director of the Company on December 5, 1997. He is a Board Certified pediatric nephrologist at the Arizona Kidney Disease & Hypertension Center in Phoenix, Arizona. Additionally, Dr. Sandler is the Medical Director at the Walter Boswell Memorial Hospital, the Phoenix Artificial Kidney Center, the South Phoenix Dialysis Center, the South Mountain Dialysis Services and the Phoenix Memorial Hospital PPG. Dr. Sandler was a fellow at Albert Einstein College of Medicine in New York City, and received his post-graduate training at Kings County Hospital, New York City. Dr. Sandler received his M.D. at the State University of New York and his B.A. from Emory University.

         Stan Yakatan was first elected as a director of the Company on June 16, 2000. Mr. Yakatan has been the Chairman of the Board of Directors of the Company from August 2003 to the present. During the past ten years, he has dedicated his career to helping establish new companies in conjunction with venture capital firms throughout the world on a project assignment basis, particularly in medical device, biotechnology, biopharmaceutical and hi-technology companies. Mr. Yakatan also has extensive experience in sales, marketing and business development and as a senior manager in a variety of diagnostic, biotechnology and pharmaceutical companies. Since May 1999, he has served as the Chairman, President and Chief Executive Officer of Katan Associates, which furnishes advisory services to its clients on strategic planning, marketing, business development and other matters and assists its clients in obtaining financing. Since July 1994, he has served as a consultant to Medical Science Partners, an international healthcare venture fund, and as a member of the investment committee of BioCapital, another healthcare venture fund. From May 1996 to May 1999, he served as the Chairman, President and Chief Executive Officer of Quantum Biotechnologies (now Obiogene), which develops products for the molecular biology research market. From September 1994 to December 1995, he served as the President and Chief Executive Officer of CryoSurge, a development-stage medical device company. From July 1969 to July 1994, he advanced from a sales representative to managerial positions to executive officer positions with Sandoz, Inc., New England Nuclear, E.I. Dupont de Nemours & Co., ICN Pharmaceuticals Inc., New Brunswick Scientific, Inc., Unisyn Technologies, Inc., Proteine Performance and Cystar, Inc. Mr. Yakatan received his M.B.A. from the Wharton School of Business of the University of Pennsylvania.

DIRECTORSHIPS ON OTHER PUBLIC COMPANIES

         Peter S. Gold currently serves as a director of Arden Realty, Inc., the common stock of which is traded on the NYSE. Nuno Brandolini currently serves as a director and a member of the audit and compensation committees of Cheniere Energy, Inc., the common stock of which is traded on the American Stock Exchange.

         Linda H. Masterson, Paul Sandler, M Richard Wadley and Stan Yakatan do not currently serve on any board other than the Company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the reporting requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended.

COMMITTEES AND BOARD MEETINGS

         The Board has three standing committees: Audit, Compensation and Nominating, the first two of which were created on December 5, 1997 and the third of which was created on February 26, 1999.

         Messrs. Brandolini, Sandler and Yakatan currently serve on the Audit Committee, with Mr. Yakatan serving as the Chairperson. All of such persons are "independent" as such term is defined in Section 121(A) of the AMEX's listing standards. The Audit Committee recommends annually to the Board the independent auditors to be retained by the Company, subject to stockholders' ratification, reviews the scope and procedures to be followed in the conduct of audits by the independent auditors, reviews the annual and quarterly financial reports and reviews various reports and recommendations with respect to internal controls and any significant changes in accounting. See "Report of the Audit Committee" elsewhere in this Proxy Statement.

         On October 17, 2003, the Audit Committee adopted an Amended and Restated Charter for the Audit Committee, a copy of which is included as Exhibit A to this Proxy Statement.

         Messrs. Brandolini, Sandler and Gold currently serve on the Compensation Committee, with Mr. Brandolini serving as the Chairperson. The Compensation Committee approves the remuneration of key officers of the Company, reviews and recommends to the Board of Directors changes in the Company's stock benefit and executive, managerial or employee compensatory and benefit plans or programs and administers stock option plans and, when adopted, restricted stock or similar plans of the Company. See "Report of the Compensation Committee on Executive Compensation" elsewhere in this Proxy Statement.

         Messrs. Wadley, Gold and Yakatan currently serve on the Nominating Committee, with Mr. Wadley serving as the Chairperson. The Nominating Committee will recommend to the Board, among other matters, nominees for election or re-election as directors of the Company, including screening any nomination received from a stockholder, director or officer of the Corporation, criteria relating to tenure and retention of directors, changes in directors' compensation, appointments to committees and procedures as to management succession.

         All members of the three Committees serve on no more than two
Committees.

         If a stockholder has a recommendation as to a nominee for election as a director, such stockholder should make his, her or its recommendation in writing addressed to M. Richard Wadley, as the Chairperson of the Nominating Committee, at the Company's address shown in the heading to this Proxy Statement, giving the business history and other relevant biographical information as to the proposed nominee and the reasons for suggesting such person as a director of the Company. The Nominating Committee will then promptly review the recommendation and advise the stockholder of its conclusion and, if a rejection, the reasons therefor.

         During the fiscal year ended March 31, 2003 ("fiscal 2003"), the Board held eight meetings, the Audit Committee held five meetings, the Compensation Committee held four meetings and acted by unanimous written consent on one occasion, and the Nominating Committee did not meet.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

         The following table contains certain information relating to the executive officers of the Company as of the Record Date:

         NAME                AGE                   POSITION
         ----                ---                   --------

Linda H. Masterson           52        President, Chief Executive Officer and a
                                          Director
Thomas J. Foley              63        Senior Vice President, Research and
                                          Development
Donald W. Rutherford         63        Chief Financial Officer and Secretary

         Each officer of the Company is elected by the Board of Directors to serve at the discretion of the Board.

BUSINESS HISTORY OF EXECUTIVE OFFICERS

         For information as to the business history of Ms. Masterson, see the section "Business History of Directors" elsewhere in this Proxy Statement.

         Thomas J. Foley has over 35 years' experience in the medical diagnostic industry. He was elected as Vice President, Research and Development of the Company effective March 9, 1998 and his title was changed to Senior Vice President, Research and Development on March 12, 1999. From November 1997 to March 1998, he was a consultant to various medical diagnostic companies. From November 1994 to November 1997, he served as the Executive Vice President of Business and Product Development at HiChem/Elan Diagnostics ("HiChem"), where he managed research and development, regulatory affairs (including submissions to the Food and Drug Administration), strategic and business planning, technology assessment for acquisitions and manufacturing operations. Prior to joining HiChem in November 1994, Dr. Foley was the Vice President of Research and Development at Hycor Biomedical, Inc. ("Hycor"), where he was responsible for research and development of all products, including drugs of abuse products, over an eight-year period from May 1986 to November 1994. Prior to Hycor, Dr. Foley was the Vice President of Research and Development at Gilford Instruments from 1983 to 1986 and Worthington Diagnostics from 1981 to 1983. Prior to Worthington Diagnostics, Dr. Foley worked at Beckman Instruments, Inc. ("Beckman") and was the reagents product development manager for the Astra, one of Beckman's most successful product lines. Dr. Foley has a Ph.D. in Biochemistry from Trinity College, Dublin.

         Donald W. Rutherford, with over 30 years' experience, was appointed Chief Financial Officer of the Company in April 2003. Mr. Rutherford is a partner with Tatum CFO Partners LLP and since 1999 he has provided CFO services to a number of client companies. From 1995 to 1999, Mr. Rutherford served as Chief Financial Officer of USGT Resources Inc., a natural gas marketer and asset manager. From 1988 to 1995 he served as Chief Financial Officer of General Automation, Inc., a developer and manufacturer of computer hardware and software with a number of international subsidiaries. From 1995 to 1998, he served as Vice President Finance for the Sales Division of Micom Systems, Inc. Mr. Rutherford is both a Chartered Accountant and a professional engineer with a BASc in Industrial Engineering from the University of Toronto.

PROPOSAL TWO: APPROVAL OF AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION INCREASING THE TOTAL NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE

         The Company has issued and outstanding on a fully diluted basis approximately 95% of the presently authorized 250,000,000 shares of Common Stock of the Company. In December 2003, the Board of Directors approved an amendment, subject to stockholder approval, to the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") increasing the total number of shares of Common Stock authorized for issuance by 100,000,000 shares, so that the total number of shares of Common Stock authorized for issuance will be 350,000,000 shares. The proposed increase in the number of shares of Common Stock authorized for issuance will provide the Company with the flexibility necessary to enable it to: (a) raise additional capital through one or more public offerings or private placements of shares of Common Stock or options, warrants, convertible debt, convertible preferred stock, or other securities exercisable or convertible into shares of Common Stock; (b) acquire additional assets or businesses by using shares of Common Stock for a portion of or all of the consideration paid to the sellers; (c) repay existing indebtedness by issuing shares of Common Stock in lieu of cash; or (d) attract and retain directors, officers, and key employees and motivate such persons to exert their best efforts on behalf of the Company by issuing options to acquire shares of Common Stock. The Board of Directors believes that the number of shares of Common Stock currently authorized for issuance is not adequate to provide a sufficient number of shares for transactions such as those described above as and when they may arise in the future. Accordingly, the Board of Directors believes that the proposed amendment to the Certificate of Incorporation is appropriate and in the best interests of the Company and its stockholders generally.

         While the Board of Directors believes it important that the Company have the flexibility that would be provided by having available additional authorized Common Stock, the Company does not now have any commitments, arrangements or understandings which would require the issuance of such additional shares of Common Stock. The availability of additional authorized Common Stock would simply permit the Board of Directors to respond in a timely manner to future opportunities and business needs of the Company as they may arise and would avoid the possible necessity and expense of a special meeting of stockholders to increase the authorized Common Stock.

         If the authorized shares of Common Stock are increased as proposed, the authorized shares of Common Stock would be available for issuance from time to time upon such terms and for such purposes as the Board of Directors may deem advisable without further action by the Company's stockholders except as may be required by law or the rules of any stock exchange on which the Common Stock may be listed. Such an issuance may decrease or increase the book value per share of Common Stock presently issued and outstanding, depending upon whether the consideration paid for such newly issued shares is less or more than the book value per share of the Common Stock prior to such issuance. The issuance of additional shares of Common Stock could dilute the voting power and equity of the holders of outstanding Common Stock and may have the effect of discouraging attempts by a person or group to take control of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE TOTAL NUMBER OF SHARES OF
                     COMMON STOCK AUTHORIZED FOR ISSUANCE.

PROPOSAL THREE:  APPROVAL OF THE COMPANY'S 2003 INCENTIVE AWARD PLAN

         In December 2003, the Board of Directors adopted the 2003 Incentive Award Plan (the "Plan"), subject to the receipt of stockholder approval of the Plan at the Annual Meeting. The principal terms of the Plan are summarized below. The following summary is qualified in its entirety by the full text of the Plan, a copy of which is included as Exhibit B to this Proxy Statement. You are encouraged to read the Plan carefully. Capitalized terms used in the summary are used as defined in the Plan.

SUMMARY DESCRIPTION OF THE PLAN

         The principal purposes of the Plan are to provide incentives for the Company's key employees and those of the Company's subsidiaries, and for the Company's consultants and independent directors, through the granting of options, restricted stock and deferred stock, thereby stimulating their personal and active interest in the Company's development and financial success, and inducing them to remain in the Company's employ.

         AWARDS. The Plan authorizes stock options, restricted stock and deferred stock. The Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Generally, an option will expire, or other award will vest, not more than 10 years after the date of grant.

         ADMINISTRATION. The Plan will be administered by a committee appointed by and serving at the pleasure of the Board, comprised solely of two or more independent directors, each of whom is both a "non-employee director" as defined by Rule 16b-3 promulgated under the Exchange Act and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The appropriate acting body is referred to herein as the "Administrator". The Administrator is currently the Compensation Committee of the Board. The Company will pay all costs of administering the Plan. The Plan indemnifies the Administrator for liability, loss, costs, damages, attorneys' fees, and other expenses the Administrator may sustain or incur in connection with administration of the Plan.

         The Administrator conducts the general administration of the Plan in accordance with its provisions. The Administrator has the power to:

         o construe and interpret the terms of the Plan and awards granted pursuant to the Plan;
         o adopt rules for the administration, interpretation and application of the Plan that are consistent with the Plan; and
         o interpret, amend or revoke any of the newly adopted rules of the Plan.

         Similarly, the Board determines the terms and conditions of, and interprets and administers, the Plan for awards granted to the Company's independent directors. The Board may exercise the rights and duties of the Compensation Committee under the Plan, except for matters which under Rule 16b-3 of the Exchange Act or Section 162(m) of the Code are required to be determined by the Committee.

         The Compensation Committee may delegate from time to time some or all of its authority to grants awards under the Plan to a committee consisting of one or more members of the Compensation Committee or one of or more of the Company's officers, except that the Compensation Committee may not delegate its authority to grant awards to individuals who (a) are subject to Section 16(a) of the Exchange Act, (b) are subject to Section 162(m) of the Code, or (c) are officers delegated the authority by the Compensation Committee to grant awards.

         ELIGIBILITY. Awards under the Plan may be granted to individuals who are the Company's employees or consultants or employees of any of the Company's present or future subsidiaries. In addition to the prescribed option grants described elsewhere in this Proxy Statement under the heading "Compensation of Directors", the Company's independent directors are eligible to receive options and restricted stock under the Plan at the discretion of the Board. More than one award may be granted to a Plan participant. Currently, there are five independent directors and approximately 42 of the Company's officers and employees and those of the Company's subsidiaries considered eligible to receive awards under the Plan, subject to the power of the Administrator to determine eligible persons to whom awards will be granted.

         TRANSFER RESTRICTIONS. Awards under the Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient's lifetime, only by him or her; any amounts payable or shares issuable pursuant to an award will be paid only to the recipient or the recipient's beneficiary or representative.

         LIMITS ON AWARDS; AUTHORIZED SHARES. The shares of stock subject to the Plan shall be the Company's common stock, par value $0.001 (the "Common Stock"). Under the Plan, the aggregate share limit is equal to 10,000,000 shares of Common Stock. In addition, the maximum number of shares of Common Stock subject to options, restricted stock and deferred stock which may be granted to any individual during any calendar year during the term of the Plan is 5,000,000 shares.

         The Plan will not limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the shares of Common Stock, under any other plan or authority.

         STOCK OPTIONS. An option is the right to purchase shares of Common Stock at a future date at a specified price (the "Option Price"). The Option Price per share may be no less than 85% of the fair market value of a share of Common Stock on the date of grant, except that the Option Price for an incentive stock option may not be less than 100% of the fair market value of a share of Common Stock on the date of grant.

         An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under "Federal Income Tax Treatment of Awards under the Plan" below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the Code and the Plan. Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in the manner described below under "Miscellaneous Terms."

         RESTRICTED STOCK AWARDS. A restricted stock award is an award typically for a fixed number of shares of Common Stock subject to restrictions. The Administrator specifies the price, if any, the participant must pay for such shares of Common Stock and the restrictions (which may include, for example, continued service only and/or performance standards) imposed on such shares.

         DEFERRED STOCK. Deferred stock may be awarded to participants in the Plan, typically without payment of consideration, but subject to vesting conditions based upon a vesting schedule or performance criteria established by the Administrator. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time the vesting conditions are satisfied.

         PERFORMANCE AWARDS. Awards granted under the Plan intended to qualify as "performance based" compensation under Section 162(m) of the Code may vest or be payable upon attainment of objective performance goals that are established by the Administrator and relate to one or more performance criteria, in each case on specified date or over any period determined by the administrator and subject to all applicable requirements of Section 162(m) of the Code. The performance criteria upon which such awards may be made include the following business criteria with respect to the Company, any of the Company's subsidiaries or any division or operating unit of the Company or any of the Company's subsidiaries: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations,
(j) appreciation in the fair market value of Common Stock, (k) operating profit,
(l) working capital and (m) earnings before any one or more of the following items: interest, taxes, depreciation or amortization. Such performance goals also may be based on the achievement of the specified levels of performance under one or more of the measures described above relative to the performance of one or more other corporations.

         TERMS OF OPTION GRANTS TO INDEPENDENT DIRECTORS. Under the Plan, the Company's independent directors are eligible to receive nonqualified stock options in the discretion of the Administrator and as described elsewhere in this Proxy Statement under the heading "Compensation of Directors". Options granted to the Company's independent directors will have a 10 year term at an Option Price per share equal to 100% of the fair market value of a share of Common Stock on the grant date. No option granted to an independent director may be exercised after the first to occur of the following events: (a) the expiration of 12 months from the date of the independent director's death, (b) the expiration of 12 months from the date of the independent director's termination of directorship by reason of permanent and total disability, (c) the expiration of 3 months from the date of the independent director's termination of directorship for any other reason, unless the independent director dies within the 3 month period or (d) the expiration of the 10 year term of the option.

         MISCELLANEOUS TERMS OF AWARDS. The dates on which options or other awards under the Plan first become exercisable and on which they expire will be set forth in individual award agreements setting forth the terms of the awards. Restricted stock granted under the Plan which has not vested generally will be subject to repurchase by the Company upon the participant's termination of employment, directorship or consultancy, although the Administrator may make exceptions, based on the reason for termination or on other factors, in the terms of an individual restricted stock agreement.

         An option may be exercised for any vested portion of the shares subject to the option until the option expires. Only whole shares of Common Stock may be purchased. An option may be exercised by full cash payment for the shares in the form of cash or a check payable to the Company in the amount of the aggregate option exercise price. However, the Administrator may in its discretion:

         o allow payment through the delivery of shares of Common Stock already owned by the optionee;
         o allow payment through the delivery of property of any kind which constitutes good and valuable consideration;
         o allow payment through the delivery of a notice that the optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable on exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price; or
         o        allow payment through any combination of the foregoing.

         Payment in any of the manners described above will not be permitted to the extent the Administrator determines that payment in such manner may result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal of an extension of credit in the form of a personal loan to for any of the Company's directors or executive officers that is prohibited by
Section 13(k) of the Exchange Act or other applicable law.

         The Plan requires participants to discharge tax withholding obligations in connection with the exercise of any option or other award granted under the Plan, the lapse of restrictions on restricted stock, or the issuance of any deferred stock, as a condition to the issuance or delivery of stock or payment of other compensation pursuant thereto. Shares held by, or to be issued to, a participant may also be used to discharge tax withholding obligations related to exercise of options or receipt of other awards, subject to the discretion of the Administrator to disapprove this use.

          ACCELERATION OF AWARDS; POSSIBLE EARLY TERMINATION OF AWARDS. If there is any dividend or other distribution, recapitalization, reclassification, stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, liquidation, dissolution or sale, transfer, exchange or other disposition of all or substantially all of the Company's assets, or other similar corporate event affecting the Common Stock, the Administrator:

         o will appropriately adjust the aggregate number of shares of Common Stock subject to the Plan, the number of shares of Common Stock subject to outstanding options and other awards, and the price per share of outstanding options and other awards;
         o may provide for the purchase of any option or other award for an amount of cash equal to the amount that could have been attained upon the exercise of such option or other award or realization of the grantee's rights had such option or other award been currently exercisable or payable or fully vested;
         o may provide for any outstanding unexercised rights under any awards shall be terminated if not exercised prior to such event;
         o for a specified period of time prior to such transaction or event, may provide that all options or other awards shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan;
         o may provide that any restrictions imposed on restricted stock and deferred stock may be terminated and, in the case of restricted stock, some or all of the shares of restricted stock may cease to be subject to repurchase by the Company; or
         o may provide that any surviving corporation shall assume any awards outstanding under the Plan or shall substitute similar awards for those outstanding under the Plan.

         None of the foregoing discretionary terms will be permitted with respect to options granted to directors to the extent such action would be inconsistent with Rule 16b-3. Further, no adjustments will be made to any incentive stock options or options intended to qualify as performance-based compensation under Section 162(m) to the extent such adjustment would cause the Plan to violate Section 422 of the Code or the option to fail to qualify under
Section 162(m) of the Code.

         TERMINATION OF OR CHANGES TO THE PLAN. The Administrator may amend or terminate the Plan at any time and in any manner, but in no event may incentive stock options be granted under the Plan after the expiration of 10 years from the date the Plan is approved by the stockholders or adopted by the Board, whichever is earlier. Unless required by applicable law, stockholder approval for any amendment will not be required. Outstanding awards may be amended, subject, however, to the consent of the holder if the amendment alters or impairs the rights or obligations under the award or unless the award expressly provides for such amendment.

         SECURITIES UNDERLYING AWARDS. The market value of a share of Common Stock as of December 1, 2003 was $0.47 per share. Upon receipt of stockholder approval, the Company plans to register under the Securities Act of 1933, the shares of Common Stock available under the Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN.

         The federal income tax consequences under current federal income tax law are summarized in the following discussion which deals with the general tax principles applicable to the Plan, and is intended for general information only. In addition, the tax consequences described below are subject to the limitations of Section 162(m) of the Code, as discussed in further detail below. Alternative minimum tax and other federal taxes and foreign, state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

         NONQUALIFIED STOCK OPTIONS. For federal income tax purposes, the recipient of non-qualified stock options granted under the Plan will not have taxable income upon the grant of the option, nor will the Company (or other employer corporation) then be entitled to any deduction. Generally, upon exercise of non-qualified stock options the optionee will realize ordinary income, and the Company (or other employer corporation) will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of a share of Common Stock at the date of exercise.

         INCENTIVE STOCK OPTIONS. An optionee generally will not recognize taxable income upon either the grant or exercise of an incentive stock option. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an "item of tax preference" for the optionee. Generally, upon the sale or other taxable disposition of the shares of Common Stock acquired upon exercise of an incentive stock option, the optionee will recognize income taxable as capital gains in an amount equal to the excess, if any, of the amount realized in such disposition over the option exercise price, provided that no disposition of the shares has taken place within either
(a) two years from the date of grant of the incentive stock option or (b) one year from the date of exercise. If shares of Common Stock acquired upon exercise of the incentive stock option are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the incentive stock option exercise price and the fair market value of the shares on the date of exercise generally will be taxable as ordinary income; the balance of the amount realized from such disposition, if any, generally will be taxed as capital gain. If shares of Common Stock are disposed of before the expiration of the one-year and two-year periods specified above and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee's ordinary income generally is limited to the excess, if any, of the amount realized in such disposition over the option exercise price paid. The Company (or other employer corporation) generally will be entitled to a tax deduction with respect to an incentive stock option only to the extent the optionee has ordinary income upon sale or other disposition of the shares of Common Stock acquired upon exercise of the option.

         An option will only qualify as an incentive stock option to the extent that the aggregate fair market value of the shares with respect to which the option becomes exercisable for the first time in any calendar year is equal to or less than $100,000. For purposes of this rule, the fair market value of shares shall be determined as of the date the incentive stock option is granted. To the extent an incentive stock option is exercisable for shares in excess of this $100,000 limitation, the excess shares shall be taxable under the rules for "Nonqualified Stock Options," described above.

         RESTRICTED STOCK AND DEFERRED STOCK. A participant to whom restricted stock is issued will not have taxable income upon issuance and the Company will not then be entitled to a deduction, unless in the case of restricted stock an election is made under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to repurchase by the Company, the participant will realize ordinary income and the Company will be entitled to a deduction in an amount equal to the fair market value of the shares at the date such restrictions lapse, less the purchase price therefor. Similarly, when deferred stock vests and is issued to the participant, the participant will realize ordinary income and the Company will be entitled to a deduction in an amount equal to the fair market value of the shares at the date of issuance. The Code does not permit a Section 83(b) election to be made with respect to deferred stock.

         SECTION 162(m). Under Section 162(m) of the Code, in general, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits) for certain executive officers exceeds $1 million in any one taxable year. However, under 162(m) of the Code, the deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee which conforms to certain restrictive conditions stated under the Code and related regulations. The Plan has been structured with the intent that options granted under the Plan may meet the requirements for "performance-based" compensation and Section 162(m) of the Code.

NEW PLAN BENEFITS

         For information regarding options and restricted stock awards granted to the Company's executive officers, see the material under the heading "Executive Compensation" following this Proposal discussion.

         In July and August 2003, the Compensation Committee and the Board determined to grant shares of restricted stock to employees of the Company in recognition of decreased pay and furloughs during 2003, and as an incentive for continued employment through October 31, 2003. Therefore, subject to approval of the Plan by the Company's stockholders, the Company shall grant the awards of restricted stock to the employees of the Company set forth below effective as of the date stockholder approval of the Plan is obtained (I.E., the date of the Annual Meeting, January 14, 2004). The restricted stock awards set forth below will be granted in recognition of prior services rendered by the recipient to the Company and the recipient will not be required to pay any amount to the Company in consideration for such award of restricted stock. Under the terms of the awards, shares of restricted stock will not be transferable by the recipient until July 24, 2004. The shares of restricted stock set forth below will not be subject to forfeiture upon termination of a recipient's employment with the Company and will not be subject to any additional restrictions, other than the restrictions on transferability described in the preceding sentence. If stockholder approval of the Plan is not obtained, the awards of restricted stock listed below will not be made.

         The dollar value of the restricted stock awards set forth above will be based on the closing price of a share of Common Stock on the date of grant, which is expected to be the date of the Annual Meeting (I.E., January 14, 2004). The market value of a share of Common Stock as of DECEMBER 5, 2003 was $0.45 per share.

                                NEW PLAN BENEFITS
                            2003 INCENTIVE AWARD PLAN
--------------------------------------------------------------------------------
                                                        Number of Shares of
Name and Position                                        Restricted Stock
-----------------                                        ----------------

Linda H. Masterson                                           153,462
Chief Executive Officer

Thomas J. Foley                                               60,123
Senior Vice President,
Research and Development

--------------------------------------------------------------------------------
Total Executive Group                                        213,585
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Non-Executive Director Group                                       0
--------------------------------------------------------------------------------

Ted Bair                                                      50,322
Senior Technician

Jennifer Bowden                                               26,310
Production Associate

Valerie Brown                                                 37,245
former Manager Document Control*

                                NEW PLAN BENEFITS
                            2003 INCENTIVE AWARD PLAN
--------------------------------------------------------------------------------
                                                        Number of Shares of
Name and Position                                        Restricted Stock
-----------------                                        ----------------

Christine Cartwright                                          18,255
Receptionist

Michele Clark                                                 30,385
former Controller*

Josie Cunningham                                              47,420
Technical Service Manager

Lucy Diaz                                                     26,310
Production Associate

Mickey Edwards                                                53,940
Vice President, Sales/Marketing

Jim Fisk                                                      44,242
Manager, IT

Theresa Ford                                                  72,039
Vice President, Sales/Marketing

George French                                                 28,590
Senior Associate

Russ Gregorie                                                 23,349
Senior Buyer

Elias Medina                                                  26,310
Senior Associate

Martina Morimoto                                              28,590
Lead, Associate

Tonnu Phuong                                                  38,414
Chemist II

Caesar Ramos                                                  29,280
Technician

                                NEW PLAN BENEFITS
                            2003 INCENTIVE AWARD PLAN
--------------------------------------------------------------------------------
                                                        Number of Shares of
Name and Position                                        Restricted Stock
-----------------                                        ----------------

Mario Salas                                                   12,336
Production Associate

Val Shirley                                                   25,992
Lead Production

David Smith                                                   41,987
Director of Engineering

Robin Starnes                                                 41,425
Director of Human Resources

Robert Tighe                                                  37,059
Senior Technician

Florence Todorovich                                           26,310
Production Associate

Tony Tusak                                                    33,322
Chemistry

--------------------------------------------------------------------------------
Total Non-Executive Officer                                  731,802
Employee Group
--------------------------------------------------------------------------------
Total Number of Shares Subject to                            945,387
Restricted Stock Awards
--------------------------------------------------------------------------------

         * Ms. Brown and Ms. Clark ceased employment with the Company subsequent to October 31, 2003.

         Other than the restricted stock awards described above, the number, amount and type of awards to be received by or allocated to eligible persons under the Plan cannot be determined at this time and the Administrator has not yet considered any other specific awards under the Plan.

The Compensation Committee believes stock option grants, restricted stock awards and the other forms of equity based compensation issuable under the Plan are an effective method of structuring compensation to focus on a longer term view of our performance and to help to ensure that the employees' and the stockholders' interests are aligned. Thus, in order to continue to provide proper incentives to the Company's employees and to further align the interests of the employees with the Company's stockholders, the Compensation Committee recommended the adoption of the Plan by the Board.

The Compensation Committee has determined as part of the Company's executive compensation program that the Company's Chief Executive officer, and each Senior Vice President and Vice President, should have combined stock and stock option positions representing 5%, 2% and 1% of the Company's outstanding shares of Common Stock, respectively.

         Accordingly, it is the Compensation Committee's present intention that upon approval of the Stock Incentive Plan, additional stock option grants be made to the Company's officers to reach these target ownership levels. Based upon 43,289,659 shares of Common Stock outstanding as of December 1, 2003, and taking into account the executives' current stock and stock option positions, it is the Compensation Committee's present intention to grant to Ms. Masterson up to 1, 217, 151 options, Mr. Edwards up to 329,582 options, Dr. Foley up to 167,898 options, Ms. Ford up to 125,000 options, and Mr. McNerney up to 7,897 options to purchase shares of Common Stock. Each stock option would have an exercise price equal to the fair market value on the date of the grant, and vesting would be dependent upon attainment of performance goals or the routine vesting used by the Company. Each stock option have a term of ten years. It is the Compensation Committee's present intention that thereafter as additional shares of Common Stock become outstanding (whether through conversion of preferred stock, exercise of options or warrants or otherwise) it would grant additional options to the executives to keep them at the target ownership levels. Any such grants would, however, be subject to continued satisfactory performance by the executive and would remain in all respects subject to the discretion of the Compensation Committee, including without limitation as to the number of any such options and timing of any grants.

         Under the Plan, the Company's independent directors are eligible to receive nonqualified stock options in the discretion of the Administrator and as described elsewhere in this Proxy Statement under the heading "Compensation of Directors".

RECOMMENDATION OF THE BOARD "FOR" THIS PROPOSAL

         The Board believes that the Plan will promote the Company's interests and its stockholders and continue to enable the Company to attract, retain and reward persons important to its success and to provide incentives based on the attainment of corporate objectives and increases in stockholder value.

           THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT THE
                       STOCKHOLDERS VOTE "FOR" THE PLAN.

PROPOSAL FOUR:  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         As reported in the Company's Annual Report on Form 10-K for the fiscal year ending March 31, 2003, Ernst & Young LLP, the Company's former independent auditors, indicated that they would not stand for re-election at the Annual Meeting. The Audit Committee then retained Singer Lewak Greenbaum & Goldstein LLP to serve as the Company's independent auditors for the fiscal year ending March 31, 2004 ("fiscal 2004").

         The Board is seeking stockholder approval of the Audit Committee's selection of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent auditors for the fiscal year ended March 31, 2004. The General Corporation Law of the State of Delaware, under which law the Company was incorporated, does not require the approval of the selection of independent auditors by the Company's stockholders; however, in view of the importance of the financial statements to stockholders, the Board of Directors deems it desirable that the Company's stockholders pass upon the selection of auditors. In the event that stockholders disapprove of the selection, the Audit Committee will consider the selection of other auditors.

         A representative of Singer Lewak Greenbaum & Goldstein LLP will be present at the Annual Meeting. The Company has been informed that the representative does not intend to make any statement to the stockholders at the Annual Meeting, but will be available to respond to appropriate questions from stockholders.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors is comprised of three non-employee directors and operates under a written charter adopted by the Board of Directors on October 17, 2003 (the "Charter").

         The Board of Directors has determined that each Committee member is "independent" as such term is defined in Section 121(A) of the AMEX's listing standards.

         The current members of the Audit Committee are Nuno Brandolini, Paul Sandler, and Stan Yakatan, with Mr. Yakatan serving as the Chairperson.

         The Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

         In this context, the Committee has discussed and reviewed with the independent auditors all matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Committee has met with the Company's independent auditors, with and without management present, to discuss the overall scope of its audit, the results of its examinations, its evaluations of the Company's internal controls and the overall quality of its financial reporting. The Committee has also reviewed the qualifications of the persons servicing the Company for the independent auditors.

         The Committee has received from the independent auditors a formal written statement describing all relationships between the independent auditors and the Company that might bear on the auditor's independence consistent with Independence Standards Boards Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence.

AUDIT FEES

         Ernst & Young LLP, the Company's independent auditors in fiscal 2003, billed $146,018 for professional services rendered for the audit of the Company's annual financial statements for fiscal 2003.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         During fiscal 2003, Ernst & Young LLP did not, directly or indirectly, operate, or supervise the operation of, the Company's information system or manage the Company's local area network or design or implement for the Company a hardware or software system that aggregates source data underlying the Company's financial statements or generates information that is significant to the Company's financial statements taken as a whole.

ALL OTHER FEES

         Ernst & Young LLP billed $62,420 for services in connection with (a) the preparation and filing of tax returns for fiscal 2003 and (b) the review of registration statements filed by the Company in fiscal 2003 under the Securities Act of 1933, as amended, which required the firm's consent to the audited financial statements appearing in the Company's prior Form 10-K, which were the only other services performed for the Company for fiscal 2003 other than those described under the caption "Audit Fees." The Audit Committee has reviewed these services and has concluded that they were compatible with maintaining the independence of Ernst & Young LLP.

RECOMMENDATIONS

         The Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2003 for filing with the Securities and Exchange Commission. The Committee and the Board also have approved, subject to stockholder ratification, the selection of Singer Lewak Greenbaum & Goldstein LLP as the Company's independent auditors for the fiscal year ending March 31, 2004.

Submitted by the Audit Committee on December 5, 2003

                                        Stan Yakatan, Chairman
                                        Nuno Brandolini
                                        Paul Sandler

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely on a review of Forms 3 and 4 furnished to the Company under Rule 16a-3(e) promulgated under the Exchange Act, with respect to fiscal 2003, the Company is not aware of any director or executive officer of the Company who failed to file on a timely basis, as disclosed in such forms, reports required by Section 16(a) of the Exchange Act.

         As of March 31, 2003, i.e., the end of fiscal 2003, the General Conference Corporation of Seventh-day Adventists (the "GCC") was the only beneficial owner of 10% or more of the Common Stock known to the Company. The GCC advised the Company that it made timely filings with respect to its transactions in fiscal 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On March 6, 2000 and June 16, 2000, the Compensation Committee authorized that executive officers and senior staff designated as significant employees, who were optionees under the LifePoint, Inc. 1997 Stock Option Plan and the LifePoint, Inc. 2000 Option Plan, respectively, or who held common stock purchase warrants could exercise an option or a warrant by delivering a promissory note (the "Note") to the order of the Company. On December 15, 2000, the Board of Directors authorized that an executive officer who had executed, or who would in the future execute, a Note in payment of the exercise price for an option or warrant could, at his or her election, surrender to the Company shares of Common Stock to pay off the Note. The number of shares surrendered is determined by taking the total principal on the Note plus all accrued interest and dividing it by the Fair Market Value (as defined in the 2000 Option Plan) on the date of surrender. On December 2, 2002 Linda H. Masterson, surrendered 424,586 shares to payoff Notes due to the Company totaling $897,500 in principal and $36,588 in interest. Ms. Masterson has no further Notes due to the Company. As of June 30, 2003, a single Note issued by former employee David J. Smith for $15,000 was outstanding with a due date of September 14, 2006 and bearing interest at the rate of 9%. All other Notes previously issued have been fully repaid, including interest payments. Due to the recent changes enacted under The Sarbanes-Oxley Act of 2002, the Company will accept no further Notes in favor of the Company from executive officers covered by the Sarbanes-Oxley Act.

EMPLOYMENT AND SEVERANCE AGREEMENTS

         There are no employment agreements currently in effect in the Company.

         Pursuant to a Severance Agreement dated as of October 27, 1997 (the "Masterson Severance Agreement") between the Company and Linda H. Masterson, in the event that Ms. Masterson is terminated without cause (as defined in the Masterson Severance Agreement), she will be paid severance pay in a lump sum amount equal to her annual base salary that would have been paid to her had she not been terminated during the period between the date of termination and

October 27, 2001. On August 1, 2001 the Board of Directors extended Ms. Masterson's Severance Agreement for five years. On May 23, 2003, the Board of Directors expanded Ms. Masterson's Severance Agreement to 18 months for a change in control, and to be consistent with the Severance Agreements established for the other senior managers as outlined below. On May 23, 2003 the Board of Directors approved Severance Agreements in the event of a change of control for Dr. Foley, senior vice-president of the Company and for four other members of senior management. Under these agreements, the recipient would be eligible for continuation of their salary and benefits for periods of from 6 to 12 months dependant upon their length of service with the Company. In addition, all stock options would immediately vest and the time period for the exercise of warrants would be extended to two (2) years, unless the original expiration date of such stock award or warrants are sooner, subject to the terms of the original expiration date of such stock awards or warrants.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table provides certain summary information concerning compensation paid or accrued by the Company during fiscal 2003 and the fiscal years ended March 31, 2002 ("fiscal 2002") and 2001 ("fiscal 2001") to the sole person who served as the Chief Executive Officer during fiscal 2003 and to the other executive officers who served during fiscal 2003.

                                                     Annual Compensation                  Long Term Compensation
                                              ---------------------------------   -------------------------------------
                                                                                  Restricted   Securities
                                               Salary              Other Annual     Stock      Underlying   All Other
Name and Principal Position             Year     (5)       Bonus   Compensation    Awards($)     Options   Compensation
-----------------------------------------------------------------------------------------------------------------------
Linda H. Masterson                      2003  $168,218    $    -   $60,000(6)           -        120,000        -
Chief Executive Officer                 2002  $167,164    $    -   $     -              -        142,840        -
and President (1)(5)                    2001  $184,673    $    -   $     -              -        120,000        -

Thomas J. Foley                         2003  $132,081    $    -   $     -              -         60,000        -
Senior Vice President, Research         2002  $130,974    $    -   $     -              -         77,895        -
and Development(2)(5)                   2001  $142,252    $    -   $     -              -         60,000        -

Donald C. Fletcher                      2003  $118,208    $    -   $     -              -         42,330        -
Vice President, Operations (3)(5)       2002  $123,173    $    -   $     -              -         42,330        -
                                        2001  $  83,462   $    -   $     -              -         85,000        -

Michele A. Clark                        2003  $  90,075   $    -   $     -              -         30,000        -
Chief Accounting Officer,               2002  $  83,406   $    -   $     -              -         41,395        -
Controller and Secretary (4)(5)         2001  $  88,804   $    -   $     -              -         15,000        -
_____________________

(1) Ms. Masterson was elected the President of the Company effective August 1, 1996 and designated as its Chief Executive Officer on May 26, 1997.

(2) Dr. Foley was elected as Vice President, Research and Development effective March 9, 1998 and his title was changed by the Board to Senior Vice President, Research and Development on March 12, 1999.

(3) Mr. Fletcher was elected as Vice President, Operations on August 25, 2000. Mr. Fletcher resigned as Vice President, Operations on October 31, 2002.

(4) Ms. Clark was elected Chief Accounting Officer and Controller on April 16, 1999 and was elected Secretary on August 15, 2002. Ms. Clark resigned from her executive officer positions on April 7, 2003, and resigned from the Company on November 30, 2003.

(5) Ms. Masterson, Dr. Foley, Mr. Fletcher and Ms. Clark were subject to a 25% salary reduction for the period October 1, 2001 through March 31, 2002 and again from February 1, 2003 through July 14, 2003. Ms. Masterson took no salary from March 21, 2003 through July 14, 2003, but was later paid her deferred salary.

(6)      Ms. Masterson received $60,000 for her relocation to Southern
         California.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

         On August 14, 1997, the Board of Directors adopted, subject to stockholder approval, the 1997 Stock Plan providing for the granting of options to purchase up to 1,000,000 shares of Common Stock to employees (including officers) and persons who also serve as directors and consultants of the Company. On June 5, 1998, the Board increased the number of shares subject to the 1997 Option Plan to 2,000,000, again subject to stockholder approval. Stockholder approval was given on August 13, 1998. The options may either be incentive stock options as defined in Section 422 of the Code to be granted to employees or nonqualified stock options to be granted to employees, directors or consultants. On June 16, 2000, the Board of Directors adopted, and, on August 25, 2000, the stockholders approved, the Company's 2000 Stock Option Plan (the "2000 Option Plan") which would permit the granting of options to purchase an aggregate of 2,000,000 shares of Common Stock on terms substantially similar to those of the 1997 Option Plan.

         As of March 31, 2003, options to purchase an aggregate of 2,306,735 shares of the Common Stock granted to employees including officers, directors and consultants were outstanding. As of such date, options to purchase an aggregate of 851,741 shares of the Common Stock had been exercised and options to purchase an aggregate of 1,037,343 shares of the Common Stock were then exercisable. Options granted to date under both Option Plans have generally become exercisable as to one-quarter of the shares subject thereto on the first anniversary date of the date of grant and as to 1/36th of the remaining shares on such calendar day each month thereafter for a period of 36 months. Certain options will become exercisable upon the achievement of certain goals related to corporate performance and not that of the optionee. The exercise price per share for incentive stock options under the Code may not be less than 100% of the fair market value per share of the Common Stock on the date of grant. For nonqualified stock options, the exercise price per share may not be less than 85% of such fair market value. No option may have a term in excess of ten years.

         The Company has not granted any options to consultants other than to the two current members of its Scientific Advisory Board and the nine members of its Substance Abuse Advisory Board, each receiving an option to purchase 10,000 shares. The Company will grant a similar option to any future member of the Advisory Boards. For information on as to options granted to non-employee, non-consultant directors, see the section "Compensation of Directors" under this caption "Executive Compensation."

         The Company has never granted any stock appreciation rights.

         The following table contains information concerning the grant of options during fiscal 2003 to the Chief Executive Officer of the Company and other named executive officers whose compensation for fiscal 2003 is reported in the Summary Compensation Table under this caption "Executive Compensation."

                                             Individual Grants
                                                                                      Potential Realizable
                                         Percentage of                                   Value at Assumed
                          Number of      Total Options                                Annual Rates of Stock
                         Securities        Granted to      Exercise                  Price Appreciation for
                         Underlying       Employees in     or Base                        Option Term(3)
                           Options           Fiscal         Price    Expiration    ---------------------------
Name                      Granted (#)        2003(1)      ($/Sh)(2)     Date             5%($)        10%($)
--------------------------------------------------------------------------------------------------------------
Linda H. Masterson          120,000           14.5%          $1.65     12/12/12         $124,800     $315,600

Thomas J. Foley             60,000             7.2%          $1.65     12/12/12          $62,400     $157,800

Donald C. Fletcher             -                -              -           -                -            -

Michele A. Clark            30,000             3.6%          $1.65     12/12/12          $31,200      $78,900
___________

(1) Based upon options to purchase an aggregate of 1,091,475 shares of Common Stock granted in fiscal 2003.

(2) The exercise price was equal to 100% of the fair market value of the Common Stock at the date of grant as determined by the Compensation Committee at the time of grant.

(3) The potential realizable value is calculated based upon the term of the option at the time of grant (ten years). Stock price appreciation of five percent and ten percent is assumed pursuant to rules promulgated by the Securities and Exchange Commission and does not represent the Company's prediction of the stock price performance.

AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

         Options to purchase 15,925 shares of the Common Stock were exercised by employees, during fiscal 2003.

         As indicated in the preceding section, the Company has never granted any stock appreciation rights.

         The following table shows the fiscal year-end option values for the Chief Executive Officer of the Company and the other named executive officers whose compensation for fiscal 2003 is reported in the Summary Compensation Table under this caption "Executive Compensation".

                             Shares                       Numer of Securities             Value of Unexercised
                            Acquired                     Underlying Unexercised                 In-The-Money
                               on          Value           Options at Fiscal                Options At Fiscal
                            Exercise     Realized             Year-End (#)                    Year End ($) (1)
Name                           (#)          ($)       Exercisable/Unexercisable          Exercisable/Unexercisable
-------------------------------------------------------------------------------------------------------------------
Linda H. Masterson              -       $     -             179,832/267,500                  $89,916/$133,750

Thomas J. Foley                 -       $     -             247,903/133,750                  $123,952/$66,875

Donald C. Fletcher              -             -                    -                                -

Michele A. Clark                -       $     -              87,546/66,563                   $43,733/$33,281
___________

(1) The market value of the options on March 31, 2003 is based on the closing sale price of $0.50 per share on that date.

                  TABLE OF EQUITY COMPENSATION PLAN INFORMATION

         The following table contains information concerning the Company's equity compensation plans as of March 31, 2003.

                                                                                     NUMBER OF SECURITIES
                                                                                      REMAINING AVAILABLE
                                                                                      FOR FUTURE ISSUANCE
                                          NUMBER OF SECURITIES                           UNDER EQUITY
                                            TO BE ISSUED UPON     WEIGHTED-AVERAGE    COMPENSATION PLANS
                                               EXERCISE OF        EXERCISE PRICE OF  (EXCLUDING SECURITIES
                                          OUTSTANDING OPTIONS,  OUTSTANDING OPTIONS,     REFLECTED IN
                                           WARRANTS AND RIGHTS   WARRANTS AND RIGHTS      COLUMN (a))
PLAN CATEGORY                                      (a)                   (b)                  (c)
-----------------------------------      ---------------------- -------------------- ---------------------
Equity compensation plans approved             2,306,735              $ 2.73               841,524
by security holders

Equity compensation plans not                  5,224,545              $ 2.65                  -
approved by security holders

Total                                          7,531,280              $ 2.68               841,524

OTHER COMPENSATION

         The Company currently has no pension plan in effect and, other than as may be granted under the 2003 Incentive Award Plan, has in effect no restricted stock plan, no stock appreciation rights nor any other long-term incentive plan under which grants or allocations may be made in the fiscal 2003 or thereafter.

COMPENSATION OF DIRECTORS

         In August 2003, the Board of Directors modified the compensation arrangements previously adopted for outside directors. In consideration of the services to be performed as a director of the Company, each director:

         (a) who is not an employee of the Company, or any subsidiary of the Company (if hereafter created), or

         (b) who is not a consultant to the Company, or, when incorporated, any subsidiary of the Company, and who is not paid a fee on a monthly basis, receives the following: (1) each new non-employee director receives an initial grant of options to purchase 60,000 shares of the Company's Common Stock upon election to the Board, (2) thereafter receives an annual grant of an option to purchase 20,000 shares of the Company's Common Stock for continued service on the Board, (3) in lieu of cash meeting fees, each non-employee director thereafter receives with respect to each calendar year of continued service on the Board an option to purchase 30,000 shares of the Company's Common Stock, (4) each non-employee Committee chairman receives an annual grant of 3,000 stock options, (5) each non-employee Committee member receives an annual grant of 2,000 stock options for such service. The initial grant occurs on the day of his or her first election as a director of the Company, whether by the Board or the stockholders, and, other than with respect to the option described in clause (3) above, thereafter on the anniversary day of such first election. The option described in clause (3) above shall be granted at the first Board meeting of each calendar year. The exercise price of each option is the Fair Market Value as determined pursuant to the 2003 Incentive Award Plan on the respective date of the grant, or if not a business day, on the preceding day on which the Common Stock was traded. Each option expires ten years from its date of grant and, other than the option described in clause (3) above, will become exercisable as to one-third of the shares of the Common Stock on the first anniversary of the date of grant and 1/24th of the remaining shares of the Common Stock on the same date each month thereafter for a period of 24 months, with any odd amount being exercisable in the 24th month. The option described in clause (3) above vests at the rate of 3,750 shares for each Board or Committee meeting attended in such calendar year.

ADDITIONAL INFORMATION WITH RESPECT TO COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         During fiscal 2003, Charles J. Casamento, Peter S. Gold, Paul Sandler and Roger G. Stoll, who replaced Mr. Casamento, served as members of the Board's Compensation Committee, with Dr. Sandler and then Mr. Gold serving as Chairperson. None of the foregoing is, or ever was, an officer or employee of the Company. In addition, none of the foregoing had any relationship with the Company requiring disclosure under any paragraph of Item 404 of Regulation S-K under the Securities Act and Exchange Act. No executive officer of the Company serves on the compensation committee or board of directors of any other entity.

PERFORMANCE GRAPH

The following performance graph was prepared on the basis of a comparison with companies on The Nasdaq Stock Market because no comparable data was available with respect to companies on the AMEX on which the Common Stock is listed. Since its inception, the Company has not paid any dividends to the holders of the Common Stock.

                            [PERFORMANCE GRAPH HERE]

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Company's executive officer compensation program is administered and reviewed by the Compensation Committee of the Board of Directors consisting of directors who are neither officers nor employees of the Company and who have no other interlocks with the Company. Messrs. Brandolini, Sandler and Gold currently serve on the Compensation Committee, with Mr. Brandolini serving as the Chairperson.

POLICY AND MISSION

         The Compensation Committee has determined that the compensation program for the Company's executive officers should not only be adequate to attract, motivate and retain competent personnel, but should also - to the extent feasible - be related to the short-term and long-term objectives of the Company. Because the Company had continued to derive little revenues from products or services through fiscal year ended March 31, 2003 ("fiscal 2003"), the Compensation Committee has not been able to relate executive compensation to the financial performance of the Company in terms of an officer's contribution to profitability.

         The Compensation Committee strongly believes that equity ownership by executive officers provides incentives to build stockholder value and aligns the interests of executive officers with those of the stockholders. The Committee provides such incentives through stock option grants and occasionally through grants of warrants. Because cash has been required to fund the Company's development program, the use of stock incentives has been particularly important. This will continue to be an important consideration until the Company's cash flow from operations is positive, and profitability is attained, on a regular basis.

         In seeking to determine base salary and other compensation for executive officers, primarily its chief executive officer, the Compensation Committee has relied on independent surveys relating to compensation paid in comparable companies. The Compensation Committee intends in the future to continue to rely on independent surveys of compensation data.

         Although the Compensation Committee, prior to March 23, 2001, has not used performance goals as the basis for determining monetary compensation, it has used the achievement of operational objectives by the Company as the basis for determining the exercisablity of certain warrants and options. On March 23, 2001, the Compensation Committee adopted the LifePoint, Inc. Management Bonus Plan (the "Bonus Plan") pursuant to which officers can earn cash compensation equal to a percentage of their base salary based on the achievement of goals during the prior fiscal year, commencing with fiscal 2002. At least one of a participant's annual goals must relate to the Company's overall performance, while the others may relate to his or her area of specific responsibility. The Bonus Plan reserves the right of the Compensation Committee to defer payment of the cash bonuses if the members are concerned about the liquidity of the Company or any delay in its achieving profitability. The Compensation Committee, in adopting the Bonus Plan, believed that this new incentive was necessary for the attraction, motivation and retention of key personnel in view of what competitors offer. The Compensation Committee remains of the opinion that the Bonus Plan is necessary for competitive reasons. The Compensation Committee has exercised its right to defer payment of bonuses for fiscal 2002 and fiscal 2003 until the Committee is satisfied that revenues are being derived on a regular and satisfactory basis.

         The Compensation Committee, on the anniversary date of the initial grant, reviews the grants of options to optionees, including executive officers, in accordance with an approved formula for future grants and an evaluation of the optionee's performance in the prior year. Although the Compensation Committee receives a report as to any annual increases in an executive officer's base salary (the initial salary having been approved by the Board of Directors or the Compensation Committee), the Compensation Committee currently (under the Company's Grants of Authority) only approves increases raising an annual base salary to $150,000 or more. Currently, only the Chief Executive Officer, the Chief Financial Officer, and the Senior Vice President, Research and Development require approval of her or his salary. The Chief Executive Officer approves the increases for the other executive officers provided that the base salary, after the increase, is below $150,000.

         Other than as described in the following paragraph, because of the delay in bringing the Company's product to market, no employee in the Company has received a salary increase since September 2000.

CHIEF EXECUTIVE OFFICER'S COMPENSATION IN 2003

         As indicated above, the Compensation Committee has based its salary and option awards to the Chief Executive Officer based on its review of independent survey data for comparable companies and its evaluation of her performance, as well as taking into consideration the cash requirements of the Company. Despite the Committee's unanimous approval of her performance, the cash requirements led the Committee to setting on September 1, 2000 her cash compensation for fiscal 2001 in the 25% percentile rather than in a higher percentile to which their evaluation of her performance would have entitled her and to attempt, in lieu thereof, to be liberal in awarding her stock compensation. As indicated above, the fiscal 2001 compensation ($190,000 on an annualized basis) continued to be paid to her during fiscal 2002 and the first three months of fiscal 2003. In determining on June 14, 2002 that her base salary should be increased to $207,500 for the balance of fiscal 2003 and until the Compensation Committee otherwise authorizes, the Compensation Committee made its determination on a similar basis as it previously did in 2000. As previously indicated, effectiveness of the increased salary rate has been deferred until achievement of the revenue objective. Since March 21, 2003 the Chief Executive Officer voluntarily deferred her compensation pending the securing of additional financing. The Compensation Committee believes that, as the Company's revenues begin to grow and ultimately as profitability is achieved, the Chief Executive Officer's compensation will be evaluated on a basis more typical to chief executive officers in an operational company.

         The Chief Executive Officer has been granted warrants, participates in the option plans of the Company and participates in the Bonus Plan.

OTHER OFFICER'S COMPENSATION IN 2003

         As indicated above, the Compensation Committee has, in granting options to executive officers followed its previously approved guidelines. As also previously indicated, the Company's Grants of Authority have not required the Committee's approval of increases in annual base salary (subject to the $150,000 maximum) except as to two executive officers in addition to the Chief Executive Officer. Approval of initial base salary has been based on an evaluation of competitive salaries. All current executive officers have been eligible to participate, commencing with fiscal 2002, in the Bonus Plan.

BOARD ACTION

         The directors who are not members of the Compensation Committee receive copies of minutes of the meetings of the Compensation Committee so that they are aware of its actions. The other Board members who are not executive officers have not elected to have the Board reconsider any action of the Compensation Committee.

Submitted by the Compensation Committee on December 5, 2003.

                                                     Nuno Brandolini, Chairman
                                                     Peter S. Gold
                                                     Paul Sandler

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of December 1, 2003, certain information with respect to (1) any person known to the Company who or which beneficially owned more than 5% of the Common Stock, (2) each director of the Company, (3) each executive officer of the Company and (3) all directors and executive officers as a group. Each beneficial owner who is a natural person has advised the Company that he or she has sole voting and investment power as to the shares of the Common Stock, except that, until a common stock purchase warrant or an option is exercised, or a share of preferred stock is converted, there is no voting right.

                                                                                                         PERCENTAGE OF
                                                                                  NUMBER OF SHARES OF    COMMON STOCK
                                                                                     COMMON STOCK        BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER                                              BENEFICIALLY OWNED       OWNED (1)
------------------------------------------------------------------------------------------------------------------------
St. Cloud Investments Ltd.                                                            48,778,425(2)          53.5%
2525 Michigan Ave., #A5
Santa Monica, CA 90404

General Conference Corporation of Seventh-day Adventists                              38,220,734(3)          50.8%
12501 Old Columbia Pike
Silver Spring, MD  20804-6600

Jonathan J. Pallin Revocable Trust                                                    18,146,763(4)          29.9%
4132 Chevy  Chase Dr.
La Canada, CA 91011

Linda H. Masterson (5)                                                                 1,697,384(6)           3.9%
1205 South Dupont Street
Ontario, CA  91761

Peter S. Gold (7)                                                                        947,135(8)           2.2%
1205 South Dupont Street
Ontario, CA 91761

Paul Sandler (7)                                                                         634,858(9)           1.5%
1205 South Dupont Street
Ontario, CA 91761

Thomas J. Foley (10)                                                                     378,863(11)            nil
1205 South Dupont Street
Ontario, CA 91761

Stan Yakatan (7)                                                                          34,958(12)            nil
1205 South Dupont Street
Ontario, CA 91761

Nuno Brandolini (7)                                                                            -                nil
1205 South Dupont Street
Ontario, CA 91761

M. Richard Wadley (7)                                                                          -                nil
1205 South Dupont Street
Ontario, CA 91761

                                       37


Donald W. Rutherford (10)                                                                      -                nil
1205 South Dupont Street
Ontario, CA 91761

All directors and executive officers
as a group (8 persons)                                                                 3,693,199(13)          8.33%

1. The percentages computed in this column of the table are based upon 43,289,658 shares of the Common Stock which were outstanding on December 1, 2003. Effect is given, pursuant to Rule 13d-3(1)(i) under the Exchange Act, to shares issuable upon the exercise of common stock purchase warrants and options currently exercisable or exercisable within 60 days of December 1, 2003, and to the shares issuable upon the conversion of shares of the Company's Series C Preferred Stock, $.001 par value (the "Series C Preferred Stock"), all of which shares are currently.

2. The shares of the Common Stock reported in the table include (a) 87,500 shares issuable upon the exercise by this holder and its affiliates at $3.00 per share of a common stock purchase warrant expiring March 13, 2005; (b) 14,516,583 shares issuable upon the conversion of 124,428 shares of the Series C Preferred Stock; (c) 1,251,658 shares issuable upon the exercise by this holder and its affiliates at $0.50 per share of a common stock purchase warrant expiring June 19, 2006; (d) 1,451,648 shares estimated to be issued upon the future redemptions of premium with respect to the 124,428 shares of the Series C Preferred Stock; (e) 9,595,707 shares issuable upon the conversion of 2,879 shares of the Series D Preferred Stock; (f) 19,191,414 shares issuable upon the exercise at $0.50 per share of a common stock purchase warrant expiring September 20, 2008; and (g) 1,727,400 shares estimated to be issued upon the future redemptions of premium with respect to the 2,879 shares of the Series D Preferred Stock.

3. The shares of the Common Stock reported in the table include (a) 240,000 shares issuable upon the exercise by this holder and its affiliate at $3.00 per share of a common stock purchase warrant expiring February 28, 2005; (b) 333,424 shares issuable upon the conversion of 28,571 shares of the Series C Preferred Stock; (c) 333,424 shares issuable upon the exercise at $3.00 per share of a common stock purchase warrant expiring June 19, 2006; (d) 500,000 shares issuable upon the exercise at $3.25 per share of a common stock purchase warrant expiring January 29, 2007; (e) 333,424 shares estimated to be issued upon the future redemptions of premium with respect to the 28,571 shares of the Series C Preferred Stock; (f) 1,500,000 shares issuable upon the exercise at $3.00 per share of a common stock purchase warrant expiring November 11, 2007; (g) 25,000 shares issuable upon the exercise at $3.00 per share of a common stock purchase warrant expiring March 30, 2008; (h) 9,039,096 shares issuable upon the conversion of 2,712 shares of the Series D Preferred Stock;
         (i) 18,078,192 shares issuable upon the exercise at $0.50 per share of a common stock purchase warrant expiring September 20, 2008; and (j) 1,627,037 shares estimated to be issued upon the future redemptions of premium with respect to the 2,712 shares of the Series D Preferred Stock.

4. The shares of the Common Stock reported in the table include (a) 1,120,000 shares issuable upon the exercise at $0.50 per share of a common stock purchase warrant expiring February 18, 2008; (b) 5,146,152 shares issuable upon the conversion of 1,544 shares of the Series D Preferred Stock; (c) 10,292,304 shares issuable upon the exercise at $0.50 per share of a common stock purchase warrant expiring September 20, 2008; and (d) 926,307 shares estimated to be issued upon the future redemptions of premium with respect to the 1,544 shares of the Series D Preferred Stock.

5. A director of the Company since May 31, 1996; effective August 1, 1996, its President; effective May 23, 1997, its Chief Executive Officer.

6. The shares of the Common Stock reported in this table as being beneficially owned by Ms. Masterson are held, or, following exercise, will be held by Robert P. Masterson and Linda H. Masterson, Trustees of Masterson Family Trust, dated September 23, 2000 and include (a) 6,992 shares issuable upon the exercise at $.50 per share of an option expiring June 29, 2008; (b) 57,500 shares issuable upon the exercise at $1.67 per share of an option expiring October 9, 2009; (c) 97,500 shares issuable upon the exercise at $6.00 per share of an option expiring October 19, 2010; (d) 85,340 shares issuable upon the exercise at $3.17 per share of two options each expiring December 6, 2011; and
         (d) 32,500 shares issuable upon the exercise at $1.65 per share of an option expiring December 12, 2012.

7.       A director of the Company.

8. The shares of the Common Stock reported in the table include (a) 15,000 shares issuable upon the exercise at $1.81 per share of an option expiring April 15, 2009; (b) 9,375 shares issuable upon the exercise at $3.22 per share of an option expiring April 15, 2010; (c) 4,375 shares issuable upon the exercise at $4.09 per share of an option expiring April 15, 2011; and (d) 11,510 shares issuable upon the exercise at $1.65 per share of an option expiring December 12, 2012.

9. The shares of the Common Stock reported in the table include (a) 15,000 shares issuable upon the exercise at $1.81 per share of an option expiring April 15, 2009; (b) 9,375 shares issuable upon the exercise at $3.22 per share of an option expiring April 15, 2010; (c) 3,921 shares issuable upon the exercise at $2.55 per share of an option expiring January 20, 2010; (d) 6,875 shares issuable upon the exercise at $4.09 per share of an option expiring April 15, 2011; (e) 3,183 shares issuable upon the exercise at $3.77 per share of an option expiring December 14, 2010; (f) 4,380 shares issuable upon the exercise at $2.64 per share of an option expiring December 6, 2011; (g) 4,375 shares issuable upon the exercise at $3.53 per share of an option expiring April 15, 2012; and (h) 12,594 shares issuable upon the exercise at $1.65 per share of an option expiring December 13, 2012. The shares reported in the table also include (w) 105,030 shares issuable upon the conversion of 9,000 shares of the Series C Preferred Stock and (x) 105,030 shares issuable upon the exercise at $3.00 per share of a common stock purchase warrant expiring September 27, 2006, both of which securities being held in the name of PMLDSS Ltd., a family partnership of which Dr. Sandler is the President of the corporate general partner and, accordingly, may be deemed the beneficial owner of such securities. The table also reflects as beneficially owned: (y) the Company's estimate as to an aggregate of 105,030 shares to be issued to PMLDSS Ltd. upon the future redemptions of premium with respect to the shares of the Series C Preferred Stock.

10.      An executive officer of the Company.

11.      The shares of the Common Stock reported reflected in the table reflect
         (a) 125,008 shares issuable upon the exercise at $0.50 per share of two options each expiring March 19, 2008; (b) 20,000 shares issuable upon the exercise at $0.50 per share of an option expiring June 29, 2008;
         (c) 38,750 shares issuable upon the exercise at $1.67 per share of an option expiring October 9, 2009; (d) 48,750 shares issuable upon the exercise at $6.00 per share of an option expiring October 19, 2010; (e) 49,145 shares issuable upon the exercise at $3.17 per share of two options each expiring December 6, 2011; and (f) 16,250 shares issuable upon the exercise at $1.65 per share of an option expiring December 12, 2012.

12.      The shares of the Common Stock reported reflected in the table reflect
         (a) 13,438 shares issuable upon the exercise at $6.56 per share of an option expiring June 15, 2010; (b) 6,458 shares issuable upon the exercise at $3.48 per share of an option expiring June 15, 2011; (c) 3,958 shares issuable upon the exercise at $2.41 per share of an option expiring June 13, 2012; and (d) 11,104 shares issuable upon the exercise at $1.65 per share of an option expiring December 12, 2012.

13. The shares of the Common Stock reported in the table include those issuable upon the exercise of the common stock purchase warrants and the options described in Notes (6), (8), (9), (11) and (12) to the table.

                 OTHER MATTERS COMING BEFORE THE ANNUAL MEETING

         As of the date of this Proxy Statement, the Board of Directors does not know of any matters to be presented to the Annual Meeting other than the four proposals set forth in the attached Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the holder of the management proxies will vote thereon in their discretion.

                                  MISCELLANEOUS

         The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company will reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

         Stockholders' proposals for inclusion in the Company's proxy statement for the Annual Meeting of Stockholders in 2004 must be received no later than ___ __, 2004. If a stockholder intends to submit a proposal for consideration at the Annual Meeting in 2004 by means other than the inclusion of the proposal in the Company's proxy statement for such Annual Meeting, the stockholder must notify the Company on or before ___ __, 2004 of such intention or risk management exercising discretionary voting authority with respect to the management proxies to defeat such proposal when and if presented at the Annual Meeting.

         A copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2003 was mailed to all stockholders on or about August 18, 2003.

                                           By Order of the Board of Directors

                                           /s/ Donald W. Rutherford
                                           -------------------------------------
                                           Donald W. Rutherford
                                           Chief Financial Officer and Secretary

December 5, 2003

================================================================================
TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

   Notice of the Annual Meeting Stockholders ...............................N/A
   Proxy Statement:
   Voting Rights............................................................[__]
   Proposal One: Election of One Class A
     Director and Two Class C Directors.....................................[__]
   Management...............................................................[__]
   Proposal Two: Approval of an Amendment to the
     Company's Amended and Restated Certificate of
     Incorporation Increasing the Total Number of
     Shares of Common Stock Authorized For
     Issuance...............................................................[__]
   Proposal Three: Approval of the Company's
     2003 Incentive Award Plan..............................................[__]
   Proposal Four: Appointment of Independent
     Auditors...............................................................[__]
   Report of Audit Committee................................................[__]
   Executive Compensation...................................................[__]
   Board Compensation Committee Report
      on Executive Compensation.............................................[__]
   Security Ownership of Certain Beneficial
      Owners and Management.................................................[__]
   Other Matters Coming Before Annual
   Meeting..................................................................[__]
   Miscellaneous............................................................[__]

                                                        NOTICE OF ANNUAL MEETING
                                             OF STOCKHOLDERS AND PROXY STATEMENT

                                                                DECEMBER 5, 2003
================================================================================

                                 LIFEPOINT, INC.
                            1205 SOUTH DUPONT STREET
                                ONTARIO, CA 91764
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Linda H. Masterson and Donald W. Rutherford as Proxies, each with the power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the voting shares of LifePoint, Inc. (the "Company") held of record by the undersigned on December 12, 2003 at the Annual Meeting of Stockholders to be held on January 14, 2004 or at any adjournment thereof.

1. Election of M. Richard Wadley as a Class A Director of the Company and Linda
H. Masterson and Nuno Brandolini as the Class C Directors of the Company.

          [ ] FOR M. Richard Wadley as a Class A Director of the Company.

          [ ] FOR Linda H. Masterson as a Class C Director of the Company.

          [ ] FOR Nuno Brandolini as a Class C Director of the Company.

To withhold authority to vote for any of the nominees, write the nominee's name in the space provided below.

         ______________________________________________________________

2. Proposal to approve an amendment to the Company's Amended and Restated Certificate of Incorporation increasing the total number of shares of the Company's common stock, $.001 par value per share (the "Common Stock"), authorized for issuance by 100,000,000 shares, so that the total number of shares of Common Stock authorized for issuance will be 350,000,000 shares.

                  [ ] FOR          [ ] AGAINST       [ ] ABSTAIN

3. Proposal to approve the adoption of the Company's 2003 Incentive Award Plan which provides for 10,000,000 shares of Common Stock to be authorized for issuance thereunder.

                  [ ] FOR          [ ] AGAINST       [ ] ABSTAIN

4. Proposal to ratify the appointment of Singer Lewak Greenbaum & Goldstein as independent auditors of the Company for the fiscal year ending March 31, 2004.

                  [ ] FOR          [ ] AGAINST       [ ] ABSTAIN

5. To transact such other business as may come before the Annual Meeting or any adjournment thereof.

This proxy, when executed, will be voted in the manner directed by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 4.

PLEASE MARK, SIGN, DATE, AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED
ENVELOPE

I (we) shall attend the Annual Meeting in person     _____ Yes        _____ No

                                    Please sign exactly as your name appears to the left. When shares are held by joint tenants, please both sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in full partnership name by a duly authorized person.

                                    ____________________________________
                                               Signature

                                    ____________________________________
                                         Signature, if held jointly

                                    Date: ________________________, 2003

                                                                       EXHIBIT A
                                                                       ---------

                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
                             OF THE AUDIT COMMITTEE
                               OF LIFEPOINT, INC.


         This Amended and Restated Audit Committee Charter was adopted by the Board of Directors (the "Board") of LifePoint, Inc. (the "Company") on October 17, 2003.

I.       PURPOSE

         The purpose of the Audit Committee (the "Committee") is to assist the Board with its oversight responsibilities regarding: (i) the integrity of the Company's financial statements; (ii) the Company's compliance with legal and regulatory requirements; (iii) the independent auditor's qualifications and independence; and (iv) the performance of the Company's internal audit function and independent auditor. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

         In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company's bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee's sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

         Notwithstanding the foregoing, the Committee's responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements as well as the Company's financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing the Company's quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company's internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services) (the "internal auditor") and the Company's independent auditor) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

         Further, auditing literature, particularly Statement of Accounting Standards No. 71, defines the term "review" to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term "review" as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II.      MEMBERSHIP

         The Committee shall consist of at least three members of the Board. Each Committee member must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. At least one member of the Committee shall be an "audit committee financial expert" within the definition adopted by the SEC. In addition, each Committee member shall satisfy the independence requirements of the American Stock Exchange and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board.

III.     MEETINGS AND PROCEDURES

         The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company's bylaws that are applicable to the Committee.

         The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management, with the internal auditor and with the independent auditor.

         All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company's management, representatives of the independent auditor, the internal auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

         The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company's regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

         The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV.      POWERS AND RESPONSIBILITIES

         INTERACTION WITH THE INDEPENDENT AUDITOR
         ----------------------------------------

         1. APPOINTMENT AND OVERSIGHT. The Committee shall be directly responsible and have sole authority for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

         2. PRE-APPROVAL OF SERVICES. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company's engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee's responsibilities under the Exchange Act to the Company's management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

         3. INDEPENDENCE OF INDEPENDENT AUDITOR. The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor's senior personnel that are providing audit services to the Company. In conducting its review:

                  (i) The Committee shall obtain and review a report prepared by the independent auditor describing (a) the auditing firm's internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

                  (ii) The Committee shall ensure that the independent auditor prepare and deliver, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor's report to satisfy itself of the auditor's independence.

                  (iii) The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

                  (iv) The Committee shall consider whether the Company should adopt a rotation of the annual audit among independent auditing firms.

                  (v) The Committee shall, if applicable, consider whether the independent auditor's provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

         ANNUAL FINANCIAL STATEMENTS AND ANNUAL AUDIT
         --------------------------------------------

4.       MEETINGS WITH MANAGEMENT, THE INDEPENDENT AUDITOR AND THE INTERNAL
         AUDITOR.

                  (i) The Committee shall meet with management, the independent auditor and the internal auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

                  (ii) The Committee shall review and discuss with management and the independent auditor: (A) major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (B) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analyses of the effects of alternative GAAP methods on the Company's financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

                  (iii) The Committee shall review and discuss the annual audited financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

5.       SEPARATE MEETINGS WITH THE INDEPENDENT AUDITOR.

                  (i) The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management's responses to such matters. Among the items that the Committee should consider reviewing with the Independent Auditor are: (A) any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise); (B) any communications between the audit team and the independent auditor's national office respecting auditing or accounting issues presented by the engagement; and (C) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditor to the Company. The Committee shall obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

                  (ii) The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor's engagement letter, independent auditor's independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

                  (iii) The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as then in effect.

         6. RECOMMENDATION TO INCLUDE FINANCIAL STATEMENTS IN ANNUAL REPORT. The Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(iii) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

         QUARTERLY FINANCIAL STATEMENTS
         ------------------------------

         7. MEETINGS WITH MANAGEMENT, THE INDEPENDENT AUDITOR AND THE INTERNAL AUDITOR. The Committee shall review and discuss the quarterly financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

         INTERNAL AUDIT
         --------------

         8. APPOINTMENT. The Committee shall review the appointment and replacement of the internal auditor.

         9. SEPARATE MEETINGS WITH THE INTERNAL AUDITOR. The Committee shall meet periodically with the Company's internal auditor to discuss the responsibilities, budget and staffing of the Company's internal audit function and any issues that the internal auditor believes warrant audit committee attention. The Committee shall discuss with the internal auditor any significant reports to management prepared by the internal auditor and any responses from management.

         OTHER POWERS AND RESPONSIBILITIES
         ---------------------------------

         10. The Committee shall discuss with management and the independent auditor the Company's earnings press releases (with particular focus on any "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee's discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

         11. The Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Committee.

         12. The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company's financial statements, financial reporting process, accounting policies or internal audit function.

         13. The Committee shall discuss with the Company's General Counsel or outside counsel any legal matters brought to the Committee's attention that could reasonably be expected to have a material impact on the Company's financial statements.

         14. The Committee shall request assurances from management, the independent auditor and the Company's internal auditors that the Company's foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated party transactions.

         15. The Committee shall discuss with management the Company's policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company's significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

         16. The Committee shall set clear hiring policies for employees or former employees of the Company's independent auditor.

         17. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

         18. The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company's annual proxy statements.

         19. The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditor, the performance of the Company's internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

         20. The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee's compliance with this Charter.

         21. The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

                                                                       EXHIBIT B
                                                                       ---------

                          THE 2003 INCENTIVE AWARD PLAN

                                       OF

                                 LIFEPOINT, INC.

                  LifePoint, Inc., a Delaware corporation, has adopted the 2003 Incentive Award Plan of LifePoint, Inc. (the "Plan"), effective December 5, 2003, for the benefit of its eligible employees, consultants and directors.

                  The purposes of the Plan are as follows:

                  (1) To provide an additional incentive for directors, key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

                  (2) To enable the Company to obtain and retain the services of directors, key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.

                                   DEFINITIONS

                  Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

                  1.1. "ADMINISTRATOR" shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options granted to Independent Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term "Administrator" shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 9.1.

                  1.2. "AWARD" shall mean an Option, a Restricted Stock award or a Deferred Stock Award which may be awarded or granted under the Plan (collectively, "Awards").

                  1.3. "AWARD AGREEMENT" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

                  1.4. "AWARD LIMIT" shall mean 5,000,000 shares of Common Stock, as adjusted pursuant to Section 10.3.

                  1.5. "BOARD" shall mean the Board of Directors of the Company.

                  1.6. "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  1.7. "COMMITTEE" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 9.1.

                  1.8. "COMMON STOCK" shall mean the common stock of the Company, par value $0.001 per share.

                  1.9. "COMPANY" shall mean LifePoint, Inc., a Delaware corporation.

                  1.10. "CONSULTANT" shall mean any consultant or adviser if (i) the consultant or adviser renders bona fide services to the Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and
(iii) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

                  1.11. "DEFERRED STOCK" shall mean Common Stock awarded under
Article VIII of the Plan.

                  1.12. "DIRECTOR" shall mean a member of the Board.

                  1.13. "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

                  1.14. "EMPLOYEE" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

                  1.15. "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  1.16. "FAIR MARKET VALUE" of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on such date, or if shares were not traded on such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on such date as reported by Nasdaq or such successor quotation system, or (c) if Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

                  1.18. "HOLDER" shall mean a person who has been granted or awarded an Award.

                  1.19. "INCENTIVE STOCK OPTION" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

                  1.20. "INDEPENDENT DIRECTOR" shall mean a member of the Board who is not an Employee of the Company.

                  1.21. "NON-QUALIFIED STOCK OPTION" shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

                  1.22. "OPTION" shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; PROVIDED, HOWEVER, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

                  1.23. "PERFORMANCE CRITERIA" shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit thereof: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the Fair Market Value of a share of Common Stock, (k) operating profit, (l) working capital and (m) earnings before any one or more of the following items: interest, taxes, depreciation or amortization; provided that each of the business criteria described in subsections (a) through
(m) shall be determined in accordance with generally accepted accounting principles ("GAAP"). For each fiscal year of the Company, the Committee may provide for objectively determinable adjustments, as determined in accordance with GAAP, to any of the business criteria described in subsections (a) through
(m) for one or more of the items of gain, loss, profit or expense: (i) determined to be extraordinary or unusual in nature or infrequent in occurrence,
(ii) related to the disposal of a segment of a business, (iii) related to a change in accounting principle under GAAP, (iv) related to discontinued operations that do not qualify as a segment of a business under GAAP, and (v) attributable to the business operations of any entity acquired by the Company during the fiscal year.

                  1.24. "PLAN" shall mean the 2003 Incentive Award Plan of LifePoint, Inc.

                  1.25. "RESTRICTED STOCK" shall mean Common Stock awarded under
Article VII of the Plan.

                  1.26. "RULE 16B-3" shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

                  1.27. "SECTION 162(m) PARTICIPANT" shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

                  1.28. "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  1.29. "SUBSIDIARY" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  1.30. "SUBSTITUTE AWARD" shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; PROVIDED, HOWEVER, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option.

                  1.31. "TERMINATION OF CONSULTANCY" shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                  1.32. "TERMINATION OF DIRECTORSHIP" shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

                  1.38. "TERMINATION OF EMPLOYMENT" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; PROVIDED, HOWEVER, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                   ARTICLE II.

                             SHARES SUBJECT TO PLAN

                  2.1. SHARES SUBJECT TO PLAN.

                           (a) The shares of stock subject to Awards shall be Common Stock, initially shares of the Company's Common Stock. Subject to adjustment as provided in Section 10.3, the aggregate number of such shares which may be issued with respect to Awards granted under the Plan shall not exceed 10,000,000. The shares of Common Stock issuable with respect to such Awards may be either previously authorized but unissued shares or treasury shares.

                           (b) The maximum number of shares which may be subject to all Awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by
         Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

                  2.2. ADD-BACK OF OPTIONS AND OTHER RIGHTS. If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under
Section 422 of the Code.

                                  ARTICLE III.

                               GRANTING OF AWARDS

                  3.1. AWARD AGREEMENT. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

                  3.2. PROVISIONS APPLICABLE TO SECTION 162(M) PARTICIPANTS.

                           (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

                           (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

                           (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

                           (d) Furthermore, notwithstanding any other provision of the Plan or any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

                  3.3. LIMITATIONS APPLICABLE TO SECTION 16 PERSONS. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

                  3.3. CONSIDERATION. In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as a Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

                  3.4. AT-WILL EMPLOYMENT. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a Director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

                                   ARTICLE IV.

                        GRANTING OF OPTIONS TO EMPLOYEES,
                      CONSULTANTS AND INDEPENDENT DIRECTORS

                  4.1. ELIGIBILITY. Any Employee or Consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

                  4.2. DISQUALIFICATION FOR STOCK OWNERSHIP. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

                  4.3. QUALIFICATION OF INCENTIVE STOCK OPTIONS. No Incentive Stock Option shall be granted to any person who is not an Employee.

                  4.4. GRANTING OF OPTIONS TO EMPLOYEES AND CONSULTANTS.

                           (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

                                    (i) Determine which Employees are key
                  Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

                                    (ii) Subject to Section 2.1(b), determine
                  the number of shares to be subject to such Options granted to the selected key Employees or Consultants;

                                    (iii) Subject to Section 4.3, determine
                  whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in
                  Section 162(m)(4)(C) of the Code; and

                                    (iv) Determine the terms and conditions of
                  such Options, consistent with the Plan; PROVIDED, HOWEVER, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

                           (b) Upon the selection of a key Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

                           (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

                  4.5. GRANTING OF OPTIONS TO INDEPENDENT DIRECTORS. The Board shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

                           (c) Select from among the Independent Directors (including Independent Directors who have previously received Options under the Plan) such of them as in its opinion should be granted Options;

                           (c) Subject to Section 2.1(b), determine the number of shares to be subject to such Options granted to the selected Independent Directors; and

                           (c) Subject to the provisions of Article 5, determine the terms and conditions of such Options, consistent with the Plan.

         All the foregoing Option grants authorized by this Section 4.5 are subject to stockholder approval of the Plan.

                  4.6. OPTIONS IN LIEU OF CASH COMPENSATION. Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants and to Independent Directors in lieu of directors' fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

                                   ARTICLE V.

                                TERMS OF OPTIONS

                  5.1. OPTION PRICE. The price per share of the shares subject to each Option granted to Employees and Consultants shall be set by the Committee; PROVIDED, HOWEVER, that such price shall be no less than 85% of the Fair Market Value of a share of Common Stock on the date the Option is granted and:

                           (a) In the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

                           (b) In the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the
         Code);

                           (c) In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 424(e) of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the
         Code).

                  5.2. OPTION TERM. The term of an Option granted to an Employee or Consultant shall be set by the Committee in its discretion; provided, HOWEVER, that, in the case of Incentive Stock Options, the term shall not be more than 10 years from the date the Incentive Stock Option is granted, or five years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 424(e) of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination.

                  5.3. OPTION VESTING.

                           (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

                           (b) No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

                           (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this
         Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

                  5.4. TERMS OF OPTIONS GRANTED TO INDEPENDENT DIRECTORS. The price per share of the shares subject to each Option granted to an Independent Director shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Options granted to Independent Directors shall become exercisable as provided in the Award Agreement evidencing such Option. Subject to Section 6.6, the term of each Option granted to an Independent Director shall be 10 years from the date the Option is granted. No portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable.

                  5.5. SUBSTITUTE AWARDS. Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, PROVIDED, that the excess of:

                           (a) The aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

                           (b) The aggregate exercise price thereof;

does not exceed the excess of:

                           (c) The aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

                           (d) The aggregate exercise price of such shares.

                                   ARTICLE VI.

                               EXERCISE OF OPTIONS

                  6.1. PARTIAL EXERCISE. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

                  6.2. MANNER OF EXERCISE. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

                           (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

                           (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

                           (c) In the event that the Option shall be exercised pursuant to Section 10.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

                           (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion, (i) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (ii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (iv) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, PROVIDED that payment of such proceeds is then made to the Company upon settlement of such sale; or (v) allow payment through any combination of the consideration provided in the foregoing subparagraphs (i), (ii), (iii) and (iv). Payment in any manner prescribed by the preceding sentences shall not be permitted to the extent the Administrator determines that payment in such manner may result in an extension or maintenance of credit, an arrangement for the extension of credit, or a renewal of an extension of credit in the form of a personal loan to or for any Director or executive officer of the Company that is prohibited by
         Section 13(k) of the Exchange Act or other applicable law.

                  6.3. CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                           (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                           (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

                           (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

                           (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

                           (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

                  6.4. RIGHTS AS STOCKHOLDERS. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

                  6.5. EXERCISE, OWNERSHIP AND TRANSFER RESTRICTIONS. The Administrator, in its absolute discretion, may impose such restrictions on the exercise of an Option and the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

                  6.6. LIMITATIONS ON EXERCISE OF OPTIONS GRANTED TO INDEPENDENT DIRECTORS. No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

                           (a) The expiration of 12 months from the date of the
Holder's death;

                           (b) The expiration of 12 months from the date of the Holder's Termination of Directorship by reason of his or her permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

                           (c) The expiration of three months from the date of the Holder's Termination of Directorship for any reason other than such Holder's death or his or her permanent and total disability, unless the Holder dies within said three-month period; or

                           (d) The expiration of 10 years from the date the Option was granted.

                  6.7. ADDITIONAL LIMITATIONS ON EXERCISE OF OPTIONS. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                  ARTICLE VII.

                            AWARD OF RESTRICTED STOCK

                  7.1. ELIGIBILITY.

                           (a) Subject to Section 2.1(b), Restricted Stock may be awarded to any Employee whom the Administrator determines is a key Employee or any Independent Director or Consultant who the Administrator determines should receive such an Award.

                            (b) Notwithstanding anything in the Plan to the contrary, any person (1) who was an Employee of the Company as of October 31, 2003, (2) incurred a Termination of Employment prior to stockholder approval of the Plan, and (3) who the Administrator determines should receive an Award of Restricted Stock under the Plan, shall be eligible for a one-time grant of Restricted Stock under the Plan, which Restricted Stock may only be granted by the Administrator, if at all, on the date the Plan is approved by the Company's stockholders. No Award may be granted under the Plan to an individual described in this Section 7.1(b) at any time after the date the Plan is approved by the stockholders of the Company, unless such individual otherwise satisfies the eligibility requirements for Awards under the Plan. The terms and conditions of any Restricted Stock awarded under this Section 7.1(b) shall be determined by the Administrator, in its sole discretion, subject to the terms of the Plan.

                  7.2. AWARD OF RESTRICTED STOCK.

                           (a) The Administrator may from time to time, in its
absolute discretion:

                                    (i) Determine which Employees are key
                  Employees and select from among the key Employees, Independent Directors or Consultants (including Employees, Independent Directors or Consultants who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

                                    (ii) Determine the purchase price, if any,
                  and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

                           (b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; PROVIDED, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

                           (c) Upon the selection of a key Employee, Independent Director or Consultant to be awarded Restricted Stock, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

                  7.3. RIGHTS AS STOCKHOLDERS. Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to
Section 7.6, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; PROVIDED, HOWEVER, that in the discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

                  7.4. RESTRICTION. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment or service with the Company, Company performance and individual performance; PROVIDED, HOWEVER, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder's rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Consultancy or Termination of Directorship with the Company.

                  7.5. REPURCHASE OF RESTRICTED STOCK. The Administrator may, in its sole discretion, provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy or Termination of Directorship between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock, if any.

                  7.6. ESCROW. The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

                  7.7. LEGEND. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                  7.8. SECTION 83(b) ELECTION. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

                                   ARTICLE XI.

                                 DEFERRED STOCK

                  8.1. DEFERRED STOCK. Any key Employee or Consultant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance

Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

                                   ARTICLE XI.

                                 ADMINISTRATION

                  9.1. COMPENSATION COMMITTEE. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

                  9.2. DUTIES AND POWERS OF COMMITTEE. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules. Interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of
Section 422 of the Code. The Committee shall also have the power to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely; PROVIDED, HOWEVER, that without the approval of the stockholders of the Company, neither the Committee nor the Board shall authorize the amendment of any outstanding Option to reduce its exercise price. Notwithstanding anything contained herein, no Option shall be canceled and replaced with the grant of an Option having a lower exercise price without the approval of the stockholders of the Company. Grants or awards under the Plan need not be the same with respect to each Holder. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Directors.

                  9.3. MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

                  9.4. COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                  9.5. DELEGATION OF AUTHORITY TO GRANT AWARDS. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; PROVIDED, however, that the Committee may not delegate its authority to grant Awards to individuals (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) who are Section 162(m) Participants, or (c) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Committee.

                                   ARTICLE XI.

                            MISCELLANEOUS PROVISIONS

                  10.1. NOT TRANSFERABLE.

                           (a) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

                           (b) During the lifetime of the Holder, only he or she may exercise an Option or other Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

                  10.2. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN. Except as otherwise provided in this Section 10.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan, and no action of the Administrator may be taken that would otherwise require approval by the Company's stockholders as a matter of applicable law, regulation or rule. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

                           (a) The expiration of 10 years from the date the Plan is adopted by the Board; or

                           (b) The expiration of 10 years from the date the Plan is approved by the Company's stockholders under Section 10.4.

                  10.3. CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION OR LIQUIDATION OF THE COMPANY AND OTHER CORPORATE EVENTS.

                           (a) Subject to Section 10.3(e), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

                                    (i) The number and kind of shares of Common
                  Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

                                    (ii) The number and kind of shares of Common
                  Stock (or other securities or property) subject to outstanding Awards; and

                                    (iii) The grant or exercise price with
                  respect to any Award.

                           (b) Subject to Sections 9.3(c) and 9.3(e), in the event of any transaction or event described in Section 10.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                                    (i) To provide for either the purchase of
                  any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

                                    (ii) To provide that the Award cannot vest,
                  be exercised or become payable after such event;

                                    (iii) To provide that such Award shall be
                  exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or 5.4 or the provisions of such Award;

                                    (iv) To provide that such Award be assumed
                  by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                                    (v) To make adjustments in the number and
                  type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

                                    (vi) To provide that, for a specified period
                  of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock may be terminated and some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event.

                           (c) Subject to Sections 3.2, 3.3 and 9.3(e), the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

                           (d) With respect to Awards which are granted to
         Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under
         Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

                           (e) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  10.4. APPROVAL OF PLAN BY STOCKHOLDERS. The Plan will be submitted for the approval of the Company's stockholders after the date of the Board's initial adoption of the Plan, and any amendment to the Plan increasing the aggregate number of shares of Common Stock issuable under the Plan will be submitted for the approval of the Company's stockholders after the date of the Board's adoption of such amendment. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval is not obtained, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

                  10.5. TAX WITHHOLDING. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder's federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

                  10.6. FORFEITURE PROVISIONS. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall, to the extent permitted by applicable law, have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or
(ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

                  10.7. EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the


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

Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

                  10.8. COMPLIANCE WITH LAWS. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                  10.9. TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                  10.10. GOVERNING LAW. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

                                      * * *


                  I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of LifePoint, Inc. on December __, 2003.


                                           __________________________________
                                           Name:
                                           Title:


                                  * *........*


                  I hereby certify that the foregoing Plan was approved by the stockholders of LifePoint, Inc. on ____________________, 2004.

                  Executed on this ____ day of _______________, 2004.


                                           __________________________________
                                           Name:
                                           Title:

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